                                                      Registration No. 333-39798
                                                                        811-8704



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2


                         Post-Effective Amendment No. 1


                                GROUP VEL ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)

                          Charles F. Cronin, Secretary
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)



                   It is proposed that this filing will become
                                   effective:

              / / immediately upon filing pursuant to paragraph (b)

              /X/ on May 1, 2001 pursuant to paragraph (b)

              / / 60 days after filing pursuant to paragraph (a)(1)
              / / on (date) pursuant to paragraph (a)(1)
              / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2000 was filed on or before March 30, 2001.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS



ITEM NO. OF
FORM N-8B-2                         CAPTION IN PROSPECTUS
-----------                         ---------------------
1...................................Cover Page
2...................................Cover Page
3...................................Not Applicable
4...................................Distribution
5...................................The Company, The Group VEL Account
6...................................The Group VEL Account
7...................................Not Applicable
8...................................Not Applicable
9...................................Legal Proceedings
10..................................Summary; Description of the Company, The
                                    Group VEL Account and the Underlying Funds;
                                    The Certificate; Certificate Termination and
                                    Reinstatement; Other Certificate Provisions
11..................................Summary; The Underlying Funds; Investment
                                    Objectives and Policies
12..................................Summary; The Underlying Funds
13..................................Summary; The Underlying Funds; Charges and
                                    Deductions
14..................................Summary; Enrollment Form for a Certificate
15..................................Summary; Enrollment Form for a Certificate;
                                    Premium Payments; Allocation of Net Premiums
16..................................The Group VEL Account; The Underlying Funds;
                                    Premium Payments; Allocation of Net Premiums
17..................................Summary; Surrender; Partial Withdrawal;
                                    Charges and Deductions; Certificate
                                    Termination and Reinstatement
18..................................The Group VEL Account; The Underlying Funds;
                                    Premium Payments
19..................................Reports; Voting Rights
20..................................Not Applicable
21..................................Summary; Certificate Loans; Other
                                    Certificate Provisions
22..................................Other Certificate Provisions
23..................................Not Required
24..................................Other Certificate Provisions
25..................................The Company
26..................................Not Applicable
27..................................The Company
28..................................Directors and Principal Officers of the
                                    Company
29..................................The Company
30..................................Not Applicable
31..................................Not Applicable
32..................................Not Applicable
33..................................Not Applicable
34..................................Not Applicable
35..................................Distribution
36..................................Not Applicable
37..................................Not Applicable
38..................................Summary; Distribution
39..................................Summary; Distribution
40..................................Not Applicable
41..................................The Company, Distribution
42..................................Not Applicable


43..................................Not Applicable

44..................................Premium Payments; Certificate Value and
                                    Surrender Value
45..................................Not Applicable
46..................................Certificate Value and Surrender Value;
                                    Federal Tax Considerations
47..................................The Company
48..................................Not Applicable
49..................................Not Applicable
50..................................The Group VEL Account
51..................................Cover Page; Summary; Charges and Deductions;
                                    The Certificate; Certificate Termination and
                                    Reinstatement; Other Certificate Provisions
52..................................Addition, Deletion or Substitution of
                                    Investments
53..................................Federal Tax Considerations
54..................................Not Applicable
55..................................Not Applicable
56..................................Not Applicable
57..................................Not Applicable
58..................................Not Applicable
59..................................Not Applicable

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653
            GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
                              GROUP VARIABLE LIFE

This Prospectus provides important information about a group and individual flexible premium variable life insurance contract offered by Allmerica Financial Life Insurance and Annuity Company. (Individual policies or certificates under a group contract are collectively referred to as Certificates). Certificates are available to eligible applicants who are members of a non-qualified benefit plan generally having a minimum of five or more members, depending on the group, and who are Age 85 years old and under. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Certificates are funded through the Group VEL Account, a separate investment account of the Company that is referred to as the Separate Account and through the Fixed Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:


ALLMERICA INVESTMENT TRUST                 FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Core Equity Fund                       Fidelity VIP II Contrafund-Registered
AIT Government Bond Fund                   Trademark- Portfolio
AIT Money Market Fund
AIT Select Aggressive Growth Fund          GOLDMAN SACHS VARIABLE INSURANCE TRUST
AIT Select Capital Appreciation Fund       Goldman Sachs VIT Capital Growth Fund
AIT Select Emerging Markets Fund           Goldman Sachs VIT CORE-SM- Large Cap Growth
AIT Select Growth and Income Fund          Fund
AIT Select Growth Fund                     Goldman Sachs VIT CORE-SM- Small Cap
AIT Select International Equity Fund       Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Strategic Growth Fund           JANUS ASPEN SERIES (SERVICE SHARES)
AIT Select Strategic Income Fund           Janus Aspen Aggressive Growth Portfolio
AIT Select Value Opportunity Fund          J.P. MORGAN SERIES TRUST II
CREDIT SUISSE WARBURG PINCUS TRUST         J.P. Morgan Small Company Portfolio
Credit Suisse Warburg Pincus Global Post-
Venture Capital Portfolio                  PIMCO VARIABLE INSURANCE TRUST
Credit Suisse Warburg Pincus Small         PIMCO Total Return Bond Portfolio II
Company Growth Portfolio                   T. ROWE PRICE INTERNATIONAL SERIES, INC.
DEUTSCHE ASSET MANAGEMENT VIT FUNDS        T. Rowe Price International Stock Portfolio
Deutsche VIT Equity 500 Index
Deutsche VIT Small Cap Index Fund          THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FIDELITY VARIABLE INSURANCE PRODUCTS FUND  UIF Technology Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio


THE CERTIFICATES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CERTIFICATE.


WE OFFER A VARIETY OF VARIABLE LIFE POLICIES. THEY MAY OFFER FEATURES INCLUDING INVESTMENT OPTIONS, FEES AND/OR CHARGES THAT ARE DIFFERENT FROM THOSE IN THE POLICIES OFFERED BY THIS PROSPECTUS. THE POLICIES MAY BE OFFERED THROUGH DIFFERENT DISTRIBUTORS. UPON REQUEST, YOUR FINANCIAL REPRESENTATIVE CAN SHOW YOU INFORMATION REGARDING OTHER LIFE POLICIES OFFERED BY THE COMPANY. YOU CAN ALSO CONTACT US DIRECTLY TO FIND OUT MORE ABOUT THESE LIFE POLICIES.


THIS LIFE CERTIFICATE IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

                        CORRESPONDENCE MAY BE MAILED TO:
                        ALLMERICA LIFE
                        P.O. BOX 8179
                        BOSTON, MA 02266-8179

                        PROSPECTUS DATED MAY 1, 2001

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       3
SUMMARY OF FEES AND CHARGES.................................       6
SUMMARY OF CERTIFICATE FEATURES.............................      11
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE
 UNDERLYING FUNDS...........................................      17
INVESTMENT OBJECTIVES AND POLICIES..........................      20
VOTING RIGHTS...............................................      23
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      23
THE CERTIFICATE.............................................      24
  Enrollment Form for a Certificate.........................      24
  Free-Look Period..........................................      25
  Conversion Privileges.....................................      25
  Premium Payments..........................................      25
  Allocation of Net Premiums................................      26
  Transfer Privilege........................................      27
  Election of Death Benefit Options.........................      28
  Guideline Premium Test and Cash Value Accumulation Test...      28
  Death Proceeds............................................      29
  Change in Death Benefit Option............................      30
  Change in Face Amount.....................................      31
  Certificate Value and Surrender Value.....................      32
  Payment Options...........................................      33
  Optional Insurance Benefits...............................      33
  Surrender.................................................      33
  Partial Withdrawal........................................      33
CHARGES AND DEDUCTIONS......................................      34
  Premium Expense Charge....................................      34
  Monthly Deduction from Certificate Value..................      35
  Charges Reflected in the Assets of the Separate Account...      38
  Transaction Charge on Partial Withdrawal..................      38
  Transfer Charges..........................................      38
  Other Administrative Charges..............................      39
CERTIFICATE LOANS...........................................      39
CERTIFICATE TERMINATION AND REINSTATEMENT...................      40
OTHER CERTIFICATE PROVISIONS................................      41
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      43
DISTRIBUTION................................................      44
REPORTS.....................................................      44
LEGAL PROCEEDINGS...........................................      45
FURTHER INFORMATION.........................................      45
FEDERAL TAX CONSIDERATIONS..................................      45
  The Company and the Separate Account......................      45
  Taxation of the Certificates..............................      46
  Certificate Loans.........................................      46
  Modified Endowment Contracts..............................      47
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................      47
INDEPENDENT ACCOUNTANTS.....................................      48
FINANCIAL STATEMENTS........................................      49
APPENDIX A -- OPTIONAL BENEFITS.............................     A-1
APPENDIX B -- PAYMENT OPTIONS...............................     B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE
 VALUES AND ACCUMULATED PREMIUMS............................     C-1
APPENDIX D -- MONTHLY EXPENSE CHARGE TABLE..................     D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................     E-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the last birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE OWNER: The persons or entity entitled to exercise the rights and privileges under the certificate.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the Fixed Account credited to that Certificate.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for any Outstanding Loan at the time of the Insured's death, and partial withdrawals, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less any Outstanding Loan at the time of the Insured's death, partial withdrawals, if any, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.


ENROLLMENT FORM OR APPLICATION: The form that is completed and signed by the Owner and employee, if applicable, when applying for insurance coverage.


EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The total amount of insurance coverage applied for, including the base amount of insurance coverage ("Base Amount") and the benefit provided under the Insured Term Rider, if any. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 100th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate. The Net Death Benefit may be different before and after the Final Payment Date. See DEATH PROCEEDS.

FIXED ACCOUNT: The Fixed Account is an investment option that is funded by the Company's general account. The general account includes all of the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Age Last Birthday), Smoker or Non-Smoker, Male, Female, Unisex (Table B), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders.

GUIDELINE MINIMUM DEATH BENEFIT: The Guideline Minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age. The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the Guideline Minimum death benefit required under federal tax laws. If Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, risk classification, as set forth in the Certificate. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM DEATH BENEFIT TABLE in DEATH PROCEEDS -- "GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2."

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly expense charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

OUTSTANDING LOAN: All unpaid Certificate loans plus interest due or accrued on such loans.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the Fixed Account and the Sub-Accounts, in the same proportion that the Certificate Value in the Fixed Account and the Certificate Value in each Sub-Account bear to the total unloaned Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SURRENDER CHARGE: There is no surrender charge.

SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Outstanding Loan.


UNDERLYING FUND ("FUNDS"): The Funds of the Allmerica Investment Trust ("AIT"), the Portfolios of Credit Suisse Warburg Pincus Trust ("Credit Suisse Warburg"), the Funds of Deutsche Asset Management VIT Funds ("Deutsche VIT"), the Portfolios of Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), the Funds of Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"), the Portfolio of Janus Aspen Series ("Janus Aspen"), J.P. Morgan Series Trust II ("J.P. Morgan"), PIMCO Variable Insurance Trust ("PIMCO"), T. Rowe Price International
Series, Inc. ("T. Rowe Price"), and The Universal Institutional Funds, Inc. ("UIF"), are available under the Certificates.


UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge, the monthly expense charge, and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner, in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                          SUMMARY OF FEES AND CHARGES

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company, to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes, and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Federal DAC tax deduction may range from zero up to 2% (up to 4% for certain COLI policies) of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%.

For more information, see CHARGES AND DEDUCTIONS -- "Premium Expense Charge."


MONTHLY DEDUCTION FROM CERTIFICATE VALUE


On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes the following charges:


    - The cost of insurance. The amount charged for the cost of insurance will vary with the age and underwriting class of the Insured. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."


    - Certificate administrative expenses. The charge may be up to $10 monthly, depending on the group to which the Policy is issued.


    - For the first five Certificate years, a monthly expense charge to reimburse the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the Insured's Age and underwriting class for each $1,000 of the Certificate's Base Amount on the Date of Issue. For more information, see APPENDIX D -- MONTHLY EXPENSE CHARGE TABLE.


    - Separate Account administrative expenses. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued.

    - Mortality and expense risks. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the Monthly Expense Charge, the mortality and expense risk charge, and any charge for the cost of additional benefits provided by rider will be deducted. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against Certificate Value in each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.


Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. After the Final Premium Payment Date, a deduction for mortality and expense risk charges will continue to be assessed monthly. No other Monthly Deductions will be made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

TRANSACTION CHARGES

Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS
A transaction charge, which is up to the smaller of $25 or 2% of the amount withdrawn, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. See CHARGES AND
DEDUCTIONS -- "Transaction Charge on Partial Withdrawal." The transaction fee applies to all partial withdrawals.

TRANSFER CHARGE
The first twelve transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. This charge may be increased, but is guaranteed not to exceed $25. See THE CERTIFICATE -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES -- The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs associated with changing the Net Premium allocation instructions, for changes in face amount, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

OPTIONAL RIDER CHARGES -- Additional insurance benefits may be made available under certain optional insurance riders for an additional charge. See APPENDIX A -- OPTIONAL BENEFITS.

CHARGES OF THE UNDERLYING FUNDS


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2000.



                                                                                 OTHER EXPENSES           TOTAL
                                               MANAGEMENT FEE                      (AFTER ANY         FUND EXPENSES
                                                 (AFTER ANY          12-B-1         WAIVERS/       (AFTER ANY WAIVERS/
UNDERLYING FUND                              VOLUNTARY WAIVERS)      FEES+       REIMBURSEMENTS)     REIMBURSEMENTS)
---------------                              ------------------   ------------   ---------------   -------------------
AIT Core Equity Fund*......................    0.52%              0.00%          0.05%              0.57%(1)(2)
AIT Government Bond Fund...................    0.50%              0.00%          0.11%              0.61%(1)
AIT Money Market Fund*.....................    0.31%              0.00%          0.05%              0.36%(1)
AIT Select Aggressive Growth Fund..........    0.78%              0.00%          0.05%              0.83%(1)(2)
AIT Select Capital Appreciation Fund.......    0.87%              0.00%          0.07%              0.94%(1)(2)
AIT Select Emerging Markets Fund...........    1.35%              0.00%          0.54%              1.89%(1)(2)
AIT Select Growth and Income Fund..........    0.67%              0.00%          0.06%              0.73%(1)
AIT Select Growth Fund.....................    0.76%              0.00%          0.05%              0.81%(1)(2)
AIT Select International Equity Fund.......    0.88%              0.00%          0.11%              0.99%(1)(2)
AIT Select Investment Grade Income Fund....    0.42%              0.00%          0.07%              0.49%(1)
AIT Select Strategic Growth Fund...........    0.85%              0.00%          0.30%              1.15%(1)(2)
AIT Select Strategic Income Fund**.........    0.60%              0.00%          0.17%              0.77%(1)
AIT Select Value Opportunity Fund..........    0.88%              0.00%          0.06%              0.94%(1)(2)
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio............    1.14%              0.00%          0.28%              1.42%(3)(4)
Credit Suisse Warburg Pincus Small Company
 Growth Portfolio..........................    0.90%              0.00%          0.23%              1.13%(3)(4)
Deutsche VIT Equity 500 Index..............    0.20%              0.00%          0.10%              0.30%(5)
Deutsche VIT Small Cap Index...............    0.35%              0.00%          0.10%              0.45%(5)
Fidelity VIP Equity-Income Portfolio.......    0.48%              0.00%          0.08%              0.56%(6)
Fidelity VIP Growth Portfolio..............    0.57%              0.00%          0.08%              0.65%(6)
Fidelity VIP High Income Portfolio.........    0.58%              0.00%          0.10%              0.68%(6)
Fidelity VIP Overseas Portfolio............    0.72%              0.00%          0.17%              0.89%(6)
Fidelity VIP II
 Contrafund-Registered Trademark-
 Portfolio.................................    0.57%              0.00%          0.09%              0.66%(6)
Goldman Sachs VIT Capital Growth Fund......    0.75%              0.00%          0.25%              1.00%(7)
Goldman Sachs VIT CORE(SM) Large Cap Growth
 Fund......................................    0.70%              0.20%          0.00%              0.90%(7)(8)
Goldman Sachs VIT CORE(SM) Small Cap Equity
 Fund......................................    0.75%              0.00%          0.25%              1.00%(7)(8)
J.P. Morgan Small Company Portfolio........    0.60%              0.00%          0.55%              1.15%(9)
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)..........................    0.65%              0.00%          0.01%              0.66%(10)
PIMCO Total Return Bond Portfolio II.......    0.25%              0.15%          0.25%              0.65%(11)
T. Rowe Price International Stock
 Portfolio.................................    1.05%              0.00%          0.00%              1.05%(12)
UIF Technology Portfolio...................    0.59%              0.00%          0.56%              1.15%(13)



+ The Company may receive service fees or 12b-1 fees from the Underlying Funds in return for providing certain services. In addition, the Company may receive fees from the investment advisers or other service providers for providing such services.



* Effective October 1, 2000, the management fee rates for the AIT Core Equity Fund and AIT Money Market Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to reflect current revised fee rates.



** This portfolio commenced operations on July 3, 2000. "Other Expenses" are based upon estimated amounts for the current fiscal year.

(1) Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout except 2000.



In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.



Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.52% for AIT Core Equity Fund, 0.81% for AIT Select Aggressive Growth Fund, 0.93% for AIT Select Capital Appreciation Fund, 1.84% for AIT Select Emerging Markets Fund, 0.80% for AIT Select Growth Fund, 0.98% for AIT Select International Equity Fund, 1.10% for AIT Select Strategic Growth Fund, and 0.87% for AIT Select Value Opportunity Fund.



(3) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and/or co-administrator for the Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio and Credit Suisse Warburg Pincus Small Company Growth Portfolio, respectively, the Investment Management Fee would have equaled 1.25% and 0.90%; Other expenses would have equaled 0.28%and 0.23%; and Total Fund Annual Expenses, would have equaled 1.53%,and 1.13%, respectively, based on actual fees and expenses for the fiscal year ended December 31, 2000. Fee waivers and expense reimbursements or credits may be discontinued at any time.



(4) Interest earned on univested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolios' net expense ratio by 0.02% for each of the Portfolios' year ended December 31, 2000. The Portfolios' operating expense ratio after reflecting these arrangements was 1.40% for the Credit Suisse Warburg Pincus Global PostVenture Capital Portfolio and 1.11% for the Credit Suisse Warburg Pincus Small Company Growth Portfolio.



(5) The investment advisor of Deutsche VIT Equity 500 Index Fund and Deutsche VIT Small Cap Index Fund has voluntarily agreed to waive its fee and to reimburse the Fund for certain expenses resulting in a reduction of total expenses. Absent any waiver or reimbursement, the Total Fund Expenses would have been 0.34% and 0.69% for Deutsche VIT Equity 500 Index Fund and Deutsche VIT Small Cap Index Fund, respectively, for the year ended December 31, 2000.



(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses.

(7) Goldman Sachs Asset Management has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation and other extraordinary expenses) to the extent such expenses exceed the percentages stated in the above table (as calculated per annum) of each Fund's respective average daily net assets. Without any such limitation or reduction, the Other Expenses would have been 1.55% for the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund, 1.84% for the Goldman Sachs VIT Capital Growth Fund and 1.23% for the Goldman Sachs VIT CORE-SM- Large Cap Growth Fund.



(8) CORE(SM) is a service mark of Goldman, Sachs & Co.



(9) These fees reflect an agreement by Morgan Guaranty Trust Company of New York, an affliate of J.P. Morgan, to reimburse the portfolio, to the extent certain expenses exceed 1.15% of the porfolio's average daily net assets during fiscal year 2000. Had there been no fee waiver and expense reimbursements, Other Expenses and Total Fund Expenses would have been 0.72% and 1.32%.



(10) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Janus Aspen Aggressive Growth Portfolio. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least until the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.



(11) Other Expenses reflect a 0.25% Administration Fee.



(12) Management fees include operating expenses.



(13) Morgan Stanley Asset Management ("MSAM") has voluntarily agreed to waive its management fees and to reimburse the UIF Technology Portfolio if processing of such fees would cause the total annual operating expenses of the portfolio to exceed 1.15% for the UIF Technology Portfolio of average daily net assets. This fee waiver and reimbursement are voluntary and may be terminated at any time without notice. Without the reimbursement, total fund expenses would have been 1.36% for the UIF Technology Portfolio in 2000.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                        SUMMARY OF CERTIFICATE FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Certificate, together with its attached application, constitutes the entire agreement between you and the Company.

Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's Surrender Value, or the Certificate may be fully surrendered at any time, subject to certain limitations.

There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the Fixed Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate Value less any Outstanding Loan is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.

You may choose among three Death Benefit Options. See THE
CERTIFICATE --"Election of Death Benefit Options" and "Guideline Premium Test and Cash Value Accumulation Test." If the Certificate is in effect at the death of the Insured, the Company will pay a Death Benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any Outstanding Loan, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. A Minimum Death Benefit, equivalent to a percentage of the Certificate Value, will apply if greater than the Death Benefit otherwise payable.

In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code ("Code"), any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

THE CERTIFICATE

The Certificate allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for:

    - life insurance coverage on the named Insured;

    - Certificate Value;

    - surrender rights and partial withdrawal rights;

    - loan privileges; and

    - in some cases, additional insurance benefits available by rider.

The Certificates provide Death Benefits, Certificate Values, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. They are

"flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). See THE CERTIFICATE -- "Premium Payments." Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums. The Company may limit the maximum payment received in any certificate year, but in no event will the limit be less than the maximum Level Premium shown in the Certificate.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. See CERTIFICATE TERMINATION AND REINSTATEMENT.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Separate Account and all accumulations in the Fixed Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the Fixed Account, investment performance of the Sub-Accounts to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Outstanding Loan. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less any premium expense charge. The Certificate, together with its attached enrollment form, constitutes the entire agreement between you and the Company. Net Premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the Fixed Account, or to any combination of accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE CERTIFICATE -- "Allocation of Net Premiums."

CERTIFICATE ISSUANCE


At the time of enrollment, the Owner and Insured, if applicable, will complete an enrollment form. Upon payment of the initial premium, temporary insurance will be provided. If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the Fixed Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the Fixed Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.


Premiums allocated to the Fixed Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE FIXED ACCOUNT.

If your Certificate provides for a full refund of the initial payment under its "Right to Examine Certificate" provision (as may be required in your state), upon issuance all Certificate Value in the Fixed Account that you initially designated to go to the Separate Account will be transferred to the Sub-Account investing in the AIT Money Market Fund. All Certificate Value will be allocated as you have chosen not later than the expiration of the period during which you may exercise the "Right to Examine Certificate" provision. See THE
CERTIFICATE -- "Enrollment Form for a Certificate" and "Free-Look Period."


FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, or (b) 10 days after receiving the Certificate (20 or 30 days if required in your state). After an increase in the Face Amount, a right to cancel the increase also applies. When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in you state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees.

If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account." For more information, see THE CERTIFICATE -- "Free-Look Period."

CONVERSION PRIVILEGES

During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert the Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the Fixed Account and instructing the Company to allocate all future premiums to the Fixed Account. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new Certificate will have the same Face Amount, issue Age, Date of Issue, and risk classifications as the original Certificate. See THE CERTIFICATE -- "Conversion Privileges."

PARTIAL WITHDRAWAL

After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge will be assessed to reimburse the Company for the cost of processing each partial withdrawal. See THE CERTIFICATE -- "Partial Withdrawal" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. The Loan Value is 90% of an amount equal to Certificate Value.

Certificate loans will be allocated among the Fixed Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Accounts to the Fixed Account, and will earn monthly interest at an effective annual rate of not less than 4%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of any Outstanding Loan at the time of death.


Certificate loans will bear interest at a fixed rate, guaranteed not to be greater than 5.5% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of any Outstanding Loan by you will be allocated to the Fixed Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See CERTIFICATE LOANS.


PREFERRED LOAN OPTION

If approved in your state, a preferred loan option is automatically available under the Certificates. It may be revoked by you upon written request at any time. If this option is available, after the tenth certificate anniversary Certificate Value in the Fixed Account equal to the loan amount will be credited with interest at an effective annual yield of not less than 4%. Preferred loans currently are charged interest at a fixed rate guaranteed not to be greater than 4.5%.


There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. See FEDERAL TAX CONSIDERATIONS -- "Certificate Loans." Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

CERTIFICATE LAPSE AND REINSTATEMENT

Failure to make premium payments will not cause a Certificate to lapse unless:
(a) the Certificate Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Outstanding Loan exceeds the Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), the Certificate may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See CERTIFICATE TERMINATION AND REINSTATEMENT.

DEATH PROCEEDS

The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See APPENDIX B -- PAYMENT OPTIONS.

Three Death Benefit Options are available. Under Option 1 and Option 3, the Death Benefit is the greater of the Face Amount or the applicable Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. See THE CERTIFICATE -- "Election of Death Benefit Options" and "Guideline Premium Test and Cash Value Accumulation Test."

Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any Outstanding Loan, partial withdrawals, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE CERTIFICATE -- "Death Proceeds."

FLEXIBILITY TO ADJUST DEATH BENEFIT

Subject to certain limitations, you may adjust the Death Benefit (and thus the Death Proceeds), at any time prior to the Final Premium Payment Date by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges. See THE CERTIFICATE -- "Change in Face Amount."

The minimum increase in the Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE CERTIFICATE --"Free-Look Period" and "Conversion Privileges."

You may, depending on the group to which the Policy is issued, have the flexibility to add additional insurance benefits by rider. These may include the Insured Term Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits, if any, will be deducted from the Certificate Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

INVESTMENT OPTIONS


The Certificates permit Net Premiums to be allocated either to the Fixed Account or to the Separate Account. Currently, the Policyholder may select up to 23 Sub-Accounts (the 13 Sub-Accounts investing in the Underlying Funds of AIT plus up to 10 other Sub-Accounts) of the 30 that are available under the Policy. Certificate Owners may make allocations only to those selected Sub-Accounts over the life of the Policy. A Certificate Owner may have allocations in up to 20 Sub-accounts at any one time.


Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following:

    - Allmerica Investment Trust ("AIT") managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS")


    - Deutsche Asset Management VIT Funds managed by Deutsche Asset Management, Inc. ("DeAM")


    - Fidelity Variable Insurance Products Fund ("Fidelity VIP") or the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management & Research Company ("FMR")


    - Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management ("GSAM")



    - Janus Aspen Series managed by Janus Capital ("Janus Aspen")


    - J.P. Morgan Series Trust II managed by J.P. Morgan Investment Management, Inc.


    - PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC ("PIMCO")



    - T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by T. Rowe Price International, Inc. ("Price-International")



    - The Universal Institutional Funds, Inc. managed by Morgan Stanley Asset Management ("MSAM")



    - Credit Suisse Warburg Pincus Trust managed by Credit Suisse Asset Management, LLC ("CSAM").

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain limitations described under THE CERTIFICATE -- "Transfer Privilege." In some states, insurance regulations may restrict the availability of particular Underlying Funds. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

For more information, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS.

TAX TREATMENT

The Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on the Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Certificate Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Certificates."

The Certificate offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years, or within seven years of a material change in the Certificate, exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level annual premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

                            ------------------------

THIS SUMMARY IS INTENDED TO PROVIDE ONLY A VERY BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CERTIFICATE. THE PROSPECTUS AND THE CERTIFICATE PROVIDE FURTHER DETAIL. THE CERTIFICATE PROVIDES INSURANCE PROTECTION FOR THE NAMED BENEFICIARY. THE CERTIFICATE AND ITS ATTACHED APPLICATION OR ENROLLMENT FORM ARE THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.

THE PURPOSE OF THE CERTIFICATE IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE.

NO CLAIM IS MADE THAT THE CERTIFICATE IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000 ("Principal Office"). Prior to October 1, 1995, the Company was known as SMA Life Assurance Company. As of December 31, 2000, the Company had over $18 billion in assets and over $27 billion of life insurance in force. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), formerly State Mutual Life Assurance Company of America, 440 Lincoln Street, Worcester, Massachusetts. First Allmerica, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on November 22, 1993. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.


The assets used to fund the variable portion of the Certificates are set aside in the Separate Account and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Currently, the Policyholder may select up to 23 Sub-Accounts (the 13 Sub-Accounts investing in the Underlying Funds of AIT plus up to 10 other Sub-Accounts) of the 30 that are available under the Policy. The Certificate Owners may make allocations only to those selected Sub-Accounts over the life of the Policy. A Certificate Owner may have allocations in up to 20 Sub-accounts at any one time.



Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio ("Underlying Fund") of the Allmerica Investment Trust, the Deutsche Asset Management VIT Funds, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Goldman Sachs Variable Insurance Trust, the Janus Aspen Series, the J.P. Morgan Series Trust II, the PIMCO Variable Insurance Trust, the T. Rowe Price International Series, Inc., The Universal Institutional Funds, Inc., or the Credit Suisse Warburg Pincus Trust.


THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "CHARGES OF THE UNDERLYING FUNDS" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust ("AIT") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. The Trust was established as a Massachusetts business trust on October 11, 1984 for the purpose of providing a vehicle for the investment of assets of various separate accounts established by First Allmerica, the Company, or other insurance companies. Thirteen investment portfolios ("Funds") of AIT are available under the Certificates, each issuing a series of shares: AIT Core Equity Fund, AIT Government Bond Fund, AIT Money Market Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, AIT Select Emerging Markets Fund, AIT Select Growth and Income Fund, AIT Select Growth Fund, AIT Select International Equity Fund, AIT Select Investment Grade Income Fund, AIT Select Strategic Growth Fund, AIT Select Strategic Income Fund and AIT Select Value Opportunity Fund.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.



CREDIT SUISSE WARBURG PINCUS TRUST


Credit Suisse Warburg Pincus Trust is an open-end, management investment company registered with the SEC. It was organized as a Massachusetts business trust on March 15, 1995. Credit Suisse Asset Management, LLC ("CSAM") is the investment adviser of the Credit Suisse Warburg Pincus Trust. Two of its Portfolios are currently available under this Certificates: Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio and Credit Suisse Warburg Pincus Small Company Growth Portfolio. Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for the Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio with respect to the Portfolio's investments in private-equity portfolios.



DEUTSCHE ASSET MANAGEMENT VIT FUNDS


Deutsche Asset Management VIT Funds ("Deutsche VIT") is an open-end management investment company which is registered under the 1940 Act, as amended, and was organized as a Massachussetts business trust on January 19, 1996. Deutsche Asset Management (DeAM) is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM presence in all of the major investment markets give our clients a truly global network and product range. DeAM manages U.S., international, emerging markets, fixed income and is a known leader in index strategies. Deutsche Asset Management, Inc. serves as investment adviser to the Deutsche VIT Small Cap Index Fund, Deutsche VIT Equity 500 Index Fund and Deutsche VIT EAFE Equity Index Fund.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Certificates: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay a monthly management fee to FMR for managing investments and business affairs. Various Fidelity companies perform certain activities required to operate VIP. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Certificate: Fidelity VIP II Contrafund Portfolio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT") is an open-end, management investment company which was formed under the laws of the state of Delaware in 1997. Goldman Sachs Asset Management ("GSAM"), as a business trust of the Investment Management Division of Goldman, Sachs & Co., serves as investment adviser to the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund, Goldman Sachs VIT Capital Growth Fund and the Goldman Sachs VIT CORE-SM- Large Cap Growth Fund.



J.P. MORGAN SERIES TRUST II

J.P. Morgan Series Trust II (the "Trust"), a Delaware Business Trust, is an open-end diversified management investment company established to provide for the investment of assets of separate accounts of life insurance companies and of qualified pension and retirement plans outside of the separate account context. J.P. Morgan Investment Management Inc. is the investment adviser for the J.P. Morgan Small Company Portfolio.


JANUS ASPEN SERIES


Janus Aspen Series ("Janus Aspen") is an open-end, management investment company registered with the SEC. It was organized as a Delaware Business trust on May 20, 1993. Janus Capital is the investment adviser of Janus Aspen. One of its investment portfolios is currently available under the Certificate: Janus Aspen Aggressive Growth Portfolio.


PIMCO VARIABLE INSURANCE TRUST

PIMCO Variable Insurance Trust (the "Trust"), a Delaware business trust, is an open-end management investment company established under a Trust Instrument dated October 3, 1997. Pacific Investment Management Company LLC ("PIMCO") is the investment adviser for the PIMCO Variable Insurance Trust and was organized in 1971. PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. One of its investment Portfolios is currently available under the Certificate: PIMCO Total Return Bond Portfolio II.


T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, is the successor to Rowe Price-Fleming International, Inc., founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited. In 2000, Rowe Price-Fleming International became wholly owned by T. Rowe Price Associates, Inc. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $32.7 billion (as of December 31, 2000) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Policy: T. Rowe Price International Stock Portfolio. An affiliate of Price-International, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

The Universal Institutional Funds, Inc. ("UIF") is an open-end, management investment company that was organized as a Maryland corporation on March 26, 1996. Morgan Stanley Asset Management ("MSAM") is the investment adviser for the UIF Technology Portfolio. The investment portfolio available under the Certificate is the UIF Technology Portfolio. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.


AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective.



AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The AIT Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the S&P 500 Stocks.



AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.



AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.



AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.



AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective.



AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.



AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.



AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.



AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.



AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation.



AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.



AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.



CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests primarily in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development.



CREDIT SUISSE WARBURG PINCUS SMALL COMPANY GROWTH PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests in equity securities of small U.S. growth companies.


DEUTSCHE VIT EQUITY 500 INDEX -- seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's Composite Stock Price Index (the "S&P Index"), which emphasizes stocks of large U.S. Companies.

DEUTSCHE VIT SMALL CAP INDEX -- seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index, which emphasizes stocks of small U.S. companies.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.


FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital.



FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.



FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO -- seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of domestic and foreign issuers whose value is not fully recognized by the public. The Portfolio may invest in either growth stocks or value stocks or both.



GOLDMAN SACHS VIT CAPITAL GROWTH FUND* -- seeks long-term growth of capital. The Fund seeks this objective by investing in a diversified portfolio of companies strategically posed for long-term growth.



GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND* -- seeks long-term growth of capital. The Fund seeks this objective by investing in a broadly diversified portfolio of equity securities that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.



GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND* -- seeks long-term growth of capital. The Fund seeks this objective by investing in a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.



JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital. The Portfolio invests primarily in common stocks of medium-sized companies selected for their growth potential.


J.P. MORGAN SMALL COMPANY PORTFOLIO -- seeks to provide high total return from a portfolio of small company stocks.

PIMCO TOTAL RETURN BOND PORTFOLIO II -- seeks to maximize total return, consistent with preservation of capital and prudent investment management.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


UIF TECHNOLOGY PORTFOLIO -- seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries.


CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the Fixed Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.


* The investment objectives and policies of the Goldman Sachs VIT Funds are similar to the investment objectives and policies of other mutual funds that GSAM manages. Although the objectives and policies may be similar, the investment results of the VIT Funds may be higher or lower than the results of such other mutual funds. GSAM cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same investment adviser.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so. Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions that are received. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Certificate Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other certificates or permit a conversion between certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

Shares of the Funds of AIT are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Underlying Funds are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the Underlying Funds do not currently foresee any such disadvantages, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement, change the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes.

                                THE CERTIFICATE

The Certificates may be issued either as certificates under a group policy or as individual policies to members of a particular group. The Insured is generally an individual who is an employee or a member of a group. Under a group policy, the owner of the Certificates is generally an employer or a trustee of a trust. However, the Certificates may be owned either by the employer/trustee or by individuals.

The Certificate may be issued with an Insured Term Rider. Depending on your circumstances, it may be less costly to purchase more insurance coverage under the Insured Term Rider than under the Base Amount of insurance coverage.


ENROLLMENT FORM FOR A CERTIFICATE


Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the Owner and Insured, if applicable, will generally complete an enrollment form. Upon payment of the initial premium, temporary insurance will be provided. Issuance of the continuing insurance coverage provided under the Certificate is dependent upon completion of the underwriting requirements, payment of sufficient initial premium, and delivery of the Certificate while the Insured is still living.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the Fixed Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the Fixed Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. IF THE CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right to Examine Certificate" provision (as may be required in your state), upon issuance all Certificate Value in the Fixed Account that you initially designated to go to the Separate Account will be transferred to the Sub-Account investing in the AIT Money Market Fund. All Certificate Value will be allocated as you have chosen not later than the expiration of the period during which you may exercise the "Right to Examine Certificate" provision. See "Free Look Period," below.


FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days (20 or 30 days if required in your state) after you receive the Certificate.

When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If the Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If the Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account.

After an increase in the Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed, or (b) 10 days after you receive the new specifications pages issued for the increase. Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the Fixed Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the Fixed Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the Fixed Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the Fixed Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums that will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $400.

Premiums are not limited as to frequency and number. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

No premium payment may be less than $400 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See CERTIFICATE TERMINATION AND REINSTATEMENT.

The Company may limit the maximum payment received in any certificate year but in no event will the limit be less than the maximum premium shown in the Certificate. In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

If a premium is paid which would result in total premiums exceeding the current maximum premium limitations under Federal tax laws, the Company may only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See CERTIFICATE TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for the Certificate, you indicate the initial allocation of Net Premiums among the Fixed Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Certificate Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone.

An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the Fixed Account. However, the Certificate Value held in the Fixed Account to secure a Certificate loan may not be transferred. The Company may at any time revoke, modify, or limit the transfer privilege.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Accounts next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in THE CERTIFICATE -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Transfers to and from the Fixed Account are currently permitted only if:

(a) There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

(b) The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Certificate.

The first twelve transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING OPTIONS

You may have automatic transfers of at least $100 each made on a periodic basis
(a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts ("Dollar Cost Averaging Option"), or (b) to automatically reallocate Certificate Value among the Sub-Accounts ("Automatic Rebalancing Option"). Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITATIONS

The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:



- the minimum or maximum amount that may be transferred,



- the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,



- the minimum period of time between transfers, and



- the maximum number of transfers in a period.



The Certificates are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Portfolio. These and similar activities may be disruptive to the Underlying Portfolios, and may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Portfolios, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.


ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa.

The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the Certificate Value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. IF THE CASH VALUE ACCUMULATION TEST IS CHOSEN BY THE EMPLOYER, ONLY DEATH BENEFIT OPTION 3 WILL APPLY. DEATH BENEFITS OPTION 1 AND OPTION 2 ARE NOT AVAILABLE UNDER THE CASH VALUE ACCUMULATION TEST.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Certificate Value are different. Required increases in the Guideline Minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

OPTION 1 -- LEVEL DEATH BENEFIT
Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT
Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Guideline Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST
Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

DEATH PROCEEDS

As long as the Certificate remains in force (see CERTIFICATE TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS.

The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; minus (b) any Outstanding Loan, any partial withdrawals, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2
If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2
The Guideline Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Guideline Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                     GUIDELINE MINIMUM DEATH BENEFIT TABLE
                            (Option 1 and Option 2)

Age of Insured                                             Percentage of
on Date of Death                                         Certificate Value
----------------                                         -----------------
40 and under...........................................        250%
45.....................................................        215%
50.....................................................        185%
55.....................................................        150%
60.....................................................        130%
65.....................................................        120%
70.....................................................        115%
75.....................................................        105%
80.....................................................        105%
85.....................................................        105%
90.....................................................        105%
95 and above...........................................        100%

For the Ages not listed, the progression between the listed Ages is linear.


For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value." If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.


CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Guideline Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $10,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See THE CERTIFICATE -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. If the Insured Term Rider is in effect, any increase will be under the Insured Term Rider. Any increase or decrease in the specified Face Amount requested by you will generally become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured may also be required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Certificate Value is less than the sum of three Monthly Deductions. The effective date of the increase will generally be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the Fixed Account free of charge. See THE
CERTIFICATE --"Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES
The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Base Amount.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the Fixed Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Outstanding Loan). See THE
CERTIFICATE --"Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the Fixed Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE
The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the Fixed Account (before being transferred to the Separate Account; see THE CERTIFICATE -- "Enrollment Form for a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the Fixed Account (including any amounts transferred to the Fixed Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the Fixed Account, if any.

THE UNIT
You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the Fixed Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE FIXED ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See APPENDIX B -- PAYMENT OPTIONS.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Certificate by rider. The cost, if any, of optional insurance benefits added by rider will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

SURRENDER

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less any Outstanding Loan. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office.

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

For important tax considerations that may result from surrender see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the partial withdrawal transaction charge as described under CHARGES AND DEDUCTIONS -- "Transaction Charge on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, total assets under management, nature of relationship among individual Insureds, the expected persistency of individual policies and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

The Certificate may be issued with an Insured Term Rider. Depending on your circumstances, it may be less costly to purchase more insurance coverage under the Insured Term Rider than under the Base Amount of insurance coverage. The current cost of insurance charges for the insurance coverage provided by the Insured Term Rider are equal to or lower than for the insurance coverage provided by the Base Amount. In addition, the Monthly Expense Charge does not apply to insurance coverage provided by the Insured Term Rider.


Upon full surrender of a group Policy within up to seven Policy years, in certain situations the Company may, upon written request, refund a percentage of the portion of the previously paid Premium Expense Charge and may refund a portion of the cumulative premiums paid. The following conditions apply:


    - The original owner of the Policy and Certificates thereunder is a corporation, a corporate grantor trust, or an individual or trust under a corporate sponsored collateral assignment split dollar agreement, and the ownership has not been changed;


    - The request to surrender the Policy and all Certificates thereunder must be received prior to the end of the applicable Policy year;


    - The Policy and Certificates have not been exchanged to another carrier;
      and


    - The provision terminates if there is a change in the federal tax laws that would have the result of taxing the equity (the inside buildup of earnings) of the Policy.


PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company, to compensate the Company for federal taxes imposed under Section 848 of the Code for deferred acquisition cost, and for distribution expenses related to the Certificates. Upon request, the Company may permit all or part of the Premium Expense Charge to be deducted as part of the monthly deduction.

STATE PREMIUM TAXES. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

DAC TAX. Section 848 of the Code requires insurance companies to capitalize certain specified policy acquisition costs and defer their deduction in determining the insurer's tax liability. This is known as the "DAC tax." The Company deducts a charge for the DAC tax that may range from zero up to 2% (up to 4% for certain corporate or trust-owned policies described below) of premiums, depending on the group to which the Policy is issued.

Over time, the Company will realize an economic benefit from the tax deductions it receives as the capitalized policy acquisition costs are amortized. If Certificates are issued under a corporate or trust-owned life insurance policy ("COLI Policy"), at the request of the Policyholder the Company may "pass through" this economic benefit to the Policyholder. Under the pass through, the DAC tax will be higher (up to 4%) than it would be without the pass through (up to 2%). The DAC tax is charged on each premium payment and each DAC tax "load" is tracked separately. Over a period (currently 11 years) that reflects the amortization provisions of Section 848 of the Code, on each Certificate anniversary the Company will refund a portion of each DAC tax load. The amount of the refund is a percentage of each load, based on the number of Certificate anniversaries after the respective premium payment was made. If a Certificate is surrendered or if the Insured dies, any remaining load will be refunded to the Policyholder.

DISTRIBUTION EXPENSES. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

MONTHLY DEDUCTION FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction may include charges for the following:

    - The cost of insurance. The cost of insurance rates will vary with the age and underwriting class of the Insured.

    - Certificate administrative expenses. The charge may be up to $10 monthly, depending on the group to which the Policy is issued.


    - For the first five Certificate years, a Monthly Expense Charge to reimburse the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the Insured's Age and underwriting class for each $1,000 of the Certificate's Base Amount on the Date of Issue. For more information, see APPENDIX D -- MONTHLY EXPENSE CHARGE TABLE.


    - Separate Account administrative expenses. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued.

    - Mortality and expense risks. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the monthly expense charge, the mortality and expense risk charge, and the charge, if any, for the cost of additional benefits provided by rider will be deducted. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge based on the prior month's sub-account value. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. After the Final Premium Payment Date, a deduction for mortality and expense risk charges will continue to be assessed monthly. No other Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Base Amount and Insured Term Rider, if any, and for each subsequent increase in the Base Amount and Insured Term Rider. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group. Generally, the current cost of insurance for the Base Amount will be higher than the cost of insurance under an Insured Term Rider.

COST OF INSURANCE RATES. The Certificates are sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a fully underwritten, guaranteed or simplified underwriting basis, and may vary based on characteristics within a group. The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on: the type of group; the purpose for which the Certificates are purchased; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; aggregate premiums paid; and the amount of guaranteed or simplified underwriting insurance to be issued.

Cost of insurance rates are based on an appropriate rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Base Amount of insurance coverage and the initial amount of the Insured Term Rider, if any. The cost of insurance rates for an increase in the initial Base Amount or the initial amount of the Insured Term Rider, if any, are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. Generally, the cost of insurance rates for insurance coverage under the Base Amount are higher than for insurance coverage under the Insured Term Rider.

The actual monthly cost of insurance rates will be based on the Company's expectations as to future expenses and mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Age Last Birthday) (Male, Female or Unisex Table B, Smoker, Non-smoker or Uni-smoker) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons in the group of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into the following Underwriting Classes: preferred, standard, substandard, guaranteed issue and simplified issue, each with separate ratings for the Base Amount and for the Insured Term Rider. In an otherwise identical Certificate, an Insured in the preferred Underwriting Class will generally have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rates are determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

GROUP EXPERIENCE RATING. If Certificates are issued under a corporate or trust-owned life insurance policy ("COLI Policy") covering at least 500 Insureds, at the request of the Policyholder the COLI Policy may be issued on the basis of group experience rating. The Company will establish a target for the mortality reserve that is equal to a percentage of the current year's cost of insurance charges. If the group has favorable mortality experience (actual claims are less than expected), the mortality reserve may eventually exceed the target reserve. At the end of any experience period, if the mortality reserve exceeds the target reserve, at the Policyholder's request, an experience credit will be paid to the Policyholder from the mortality reserve. At the end of each experience period, the cost of insurance charges for the group may be adjusted prospectively (for the next experience period), but will never exceed the guaranteed cost of insurance charges.

If the number of Insureds under the COLI Policy falls below 100, the experience rating of the group will cease. Any positive reserve will be distributed to the Policyholder over an 18-month period in order to cover any incurred but not yet reported claims.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE
Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY EXPENSE CHARGE
The Monthly Expense Charge may be charged on the monthly processing date for the first five years after issuance of the Certificate. This charge will be used to reimburse the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies based on age, and the Insured's Underwriting class (Smoker/Non-Smoker) for each $1,000 of the Certificate's Base Amount at issue. The maximum rate per $1000 of Base Amount, considering all possible combinations of Ages and Underwriting Classes, is $0.2175 for an Insured who Age 65 and a smoker. For more information, see APPENDIX D -- MONTHLY EXPENSE CHARGE TABLE.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE
The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE
The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies that are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge that is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT

Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and Statements of Additional Information of the Underlying Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

TRANSACTION CHARGE ON PARTIAL WITHDRAWAL

After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of $25 or 2% of the amount withdrawn, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals.

TRANSFER CHARGES

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year. See THE CERTIFICATE --"Transfer Privilege."

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the Fixed Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See THE CERTIFICATE -- "Conversion Privileges" and CERTIFICATE LOANS.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing face amount, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value. The Loan Value is 90% of an amount equal to Certificate Value. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

A Certificate loan may be allocated among the Fixed Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the Fixed Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN INTEREST CHARGED

As long as the Certificate is in force, Certificate Value in the Fixed Account equal to the loan amount will be credited with interest at an effective annual yield of at least 4.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.



The Company charges interest on loans at an annual rate that is guaranteed not to exceed 5.5%. Interest accrues daily. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the Fixed Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the Fixed Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

PREFERRED LOAN OPTION

A preferred loan option is automatically included under the Certificate if approved in the state. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been included, after the tenth Certificate anniversary Certificate Value in the Fixed Account equal to the loan amount will be credited with interest at an effective annual yield of at least 4.0%. The Company will charge interest on preferred loans at an annualized rate that is guaranteed not to exceed 4.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.


There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

REPAYMENT OF OUTSTANDING LOAN
Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of any Outstanding Loan, the portion of the Certificate Value that is in the Fixed Account securing the Outstanding Loan repaid will be allocated to the various Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Outstanding Loan.

If an Outstanding Loan exceeds the Certificate Value, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See CERTIFICATE TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS
Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the Fixed Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

                   CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION
The failure to make premium payments will not cause the Certificate to lapse unless:

    - the Certificate Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    - if an Outstanding Loan exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

REINSTATEMENT
If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

    - a written enrollment form for reinstatement,

    - Evidence of Insurability; and

    - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

CERTIFICATE VALUE ON REINSTATEMENT
The Certificate Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; plus

    - an amount equal to the Certificate Value less any Outstanding Loan on the date of default; minus

    - the Monthly Deduction due on the date of reinstatement. You may reinstate any Outstanding Loan outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

The following Certificate provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

CERTIFICATE OWNER

The Certificate Owner is named in the enrollment form or as subsequently changed. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured may be required when the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

ASSIGNMENT

The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any Outstanding Loan and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the Fixed Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the Fixed Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996), Vice President (since 1984)
  Director                            and Assistant Secretary (since 1992) of First
                                      Allmerica

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller

Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica

Charles F. Cronin                     Secretary and Counsel (since 2000) of First
  Secretary and Counsel               Allmerica; Counsel (since 1996) of First Allmerica;
                                      Attorney (1991-1996) of Nutter, McClennen & Fish

J. Kendall Huber                      Director, Vice President and General Counsel of First
  Director, Vice President and        Allmerica (since 2000); Vice President (1999) of
  General Counsel                     Promos Hotel General Counsel Corporation; Vice
                                      President & Deputy General Counsel (1998-1999) of
                                      Legg Mason, Inc.; Vice President and Deputy General
                                      Counsel (1995-1998) of USF&G Corporation.

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vicev President (since 1991) of First Allmerica;
  Investment Officer                  Vice President (since 1998) of Allmerica Financial
                                      Investment Management Services, Inc.; and President
                                      (since 1995) and Director (since 1996) of Allmerica
                                      Asset Management, Inc.

Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Vice President and Treasurer        2000) of First Allmerica; Associate, Investment
                                      Banking (1996-1997) of Merrill Lynch & Co.;
                                      Associate, Investment Banking (1995) of Salomon
                                      Brothers, Inc.; Treasurer (since 2000) of Allmerica
                                      Investments, Inc., Allmerica Asset Management, Inc.
                                      and Allmerica Financial Investment Management
                                      Services, Inc.

John F. O'Brien                       Director, President and Chief Executive Officer
  Director and Chairman of the Board  (since 1989) of First Allmerica

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President Chief      Vice President (since 1993), and Treasurer
  Financial Officer                   (1993-2000) of First Allmerica

Richard M. Reilly                     Director (since 1996) and Vice President (since 1990)
  Director, President and Chief       of First Allmerica; President (since 1995) of
  Executive Officer                   Allmerica Financial Life Insurance and Annuity
                                      Company; Director (since 1990) of Allmerica
                                      Investments, Inc.; and Director and President (since
                                      1998) of Allmerica Financial Investment Management
                                      Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director                            Allmerica; Director (since 1998) of The Hanover
                                      Insurance Company; Chief Executive Officer (1996 to
                                      1998) of Travelers Property & Casualty; Senior Vice
                                      President (1993 to 1996) of Aetna Life & Casualty
                                      Company

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Eric A. Simonsen                      Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica; Director (since 1991) of
                                      Allmerica Investments, Inc.; and Director (since
                                      1991) of Allmerica Financial Investment Management
                                      Services, Inc.

Gregory D. Tranter                    Director and Vice President (since 2000) of First
  Director and Vice President         Allmerica; Vice President (since 1998) of The Hanover
                                      Insurance Company; Vice President (1996-1998) of
                                      Travelers Property & Casualty; Director of Geico Team
                                      (1983-1996) of Aetna Life & Casualty


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions to broker-dealers and registered representatives which sell the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.75% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year, or 4% of renewal premiums.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales related criteria. Other payments may be made for other services that do not directly involve the sales of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. The Company intends to recoup the commissions and other sales expenses through a combination of a portion of the premium expense charge and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company.

                                    REPORTS

The Company will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in the specified Face Amount, changes in the Death Benefit Option, transfers among Sub-Accounts and the Fixed Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you. The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Certificate loan(s). The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Certificate. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Investment Companies as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code of 1986, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Separate Account.

The Company will review periodically the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE CERTIFICATES

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. See "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Certificate for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

CERTIFICATE LOANS

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Certificate.

Section 264 of the Code restricts the deduction of interest on policy or certificate loans. Consumer interest paid on policy or certificate loans under an individually owned policy or certificate is not tax deductible.

Generally, no tax deduction for interest is allowed on policy or certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies or certificates covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the certificate at any time during the first seven certificate years, or within seven years of a material change in the certificate, exceed the sum of the net level premiums that would have been paid, had the certificate provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Certificate, there may be adverse tax consequences. Please consult your tax adviser.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the Fixed Account. The Fixed Account is an investment option that is funded by the general account of the Company. Because of exemption and exclusionary provisions in the securities law, any amount in the general account of the Company is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate, the Fixed Account, and the general account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The general account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the Fixed Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account or the general account.

FIXED ACCOUNT VALUE AND CERTIFICATE LOANS

The Company bears the full investment risk for amounts allocated to the Fixed Account and guarantees that interest credited to each Certificate Owner's Certificate Value in the Fixed Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate"). (Under the Certificate, the Guaranteed Minimum Rate may be higher than 4%.)

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium until the next Certificate anniversary, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the Fixed Account, no excess interest will be credited to that portion of the Certificate Value which is equal to an Outstanding Loan. The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the Fixed Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the Fixed Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with loans, partial withdrawals, surrenders or transfers.

Certificate loans may also be made from the Certificate Value in the Fixed Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the Fixed Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the Fixed Account used to pay premiums on policies with the Company will not be delayed.

THE CERTIFICATE

This Prospectus describes certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the Fixed Account, see the Certificate itself.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS
Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the Fixed Account. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of Group VEL Account of the Company as of December 31, 2000 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company and for the Separate Account should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefit may be available for issue under the Certificates for an additional charge.

INSURED TERM RIDER

    This rider provides an additional term insurance benefit for the primary insured.

THIS RIDER MAY NOT BE AVAILABLE IN ALL STATES.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise by deducted from the Death Benefit.

The amounts payable under a payment option are paid from the Fixed Account. These amounts are not based on the investment experience of the Separate Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

                                   APPENDIX C
                ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Certificate's Sum Insured and Certificate Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Certificate issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, a Certificate issued to a male, Age 40, under a standard Premium Class and qualifying for the non-smoker discount and a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. The tables illustrate the guaranteed cost of insurance rates and the current cost of insurance rates as presently in effect.

The tables illustrate the Certificate Values that would result based upon the assumptions that no Certificate loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Certificate year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown, and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the premiums paid were invested each year to earn interest (after taxes) at 5% compounded annually.

The Certificate Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below such averages for individual Certificate years. The values would also be different depending on the allocation of a Certificate's total Certificate Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Certificate Values take into account the deduction from premium for the premium expense charge and the Monthly Deductions from Certificate Value. In the Current Cost of Insurance Charges tables, the charge for mortality and expense risks is equivalent to an effective annual rate of 0.50% of the average monthly value of the assets in the Separate Account attributable to the Certificates. In the Guaranteed Cost of Insurance Charges table, the Separate Account charge for mortality and expense risks is illustrated at 0.90%. There is also a separate account administrative charge of 0.25% for 10 years in the Guaranteed tables.


EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.90% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary and, in 2000, ranged from an annual rate of 0.30% to an annual rate of 1.89% of average daily net assets. The fees and expenses associated with the Certificate may be more or less than 0.90% in the aggregate, depending upon how you make allocations of Certificate Value among the Sub-Accounts.



Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity

Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for
AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and
AIT Government Bond Fund, and 0.60% for AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000. In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



Credit Suisse Asset Management, LLC has voluntarily agreed to waive its fee and to reimburse the funds for certain expenses resulting in a reduction of the total expenses. Absent any waiver of fees and reimbursement of expenses for the Credit Suisse Warburg Pincus Gloabl Post-Venture Capital Portfolio and Credit Suisse Warburg Pincus Small Company Growth Portfolio, respectively, the Investment Management Fee would have equaled 1.25% and 0.90%, Other expenses would have equaled 0.28% and 0.23%, and Total Fund Annual Expenses would have equaled 1.53%, and 1.13%, respectively, based on actual fees and expenses for the fiscal year ended December 31, 2000. Fee waivers and expense reimbursements or credits may be discontinued at any time.



Deutsche Asset Management, Inc. ("DeAM"), the investment advisor of Deutsche VIT Equity 500 Index Fund and Deutsche VIT Small Cap Index Fund, has voluntarily agreed to waive its fee and to reimburse the Fund for certain expenses resulting in a reduction of total expenses. Absent any waiver or reimbursement, the Total Fund Expenses would have been .34% and .69% for Deutsche VIT Equity 500 Index Fund and Deutsche VIT Small Cap Index Fund, respectively, for the year ended December 31, 2000.



Goldman Sachs Asset Management has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation and other extraordinary expenses). Without any such limitation or reduction, the Other Expenses would have been 1.55% for the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund, 1.84% for the Goldman Sachs VIT Capital Growth Fund and 1.23% for the Goldman Sachs VIT CORE-SM- Large Cap Growth Fund.



Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, has voluntarily agreed waive its fee and to reimburse the portfolio, to the extent certain expenses exceed 1.15% of the portfolio's average daily net assets during fiscal year 2001. Had there been no fee waiver and expense reimbursements, Other Expenses and Total Fund Expenses would have been 0.72% and 1.32%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT
Taking into account the assumed 0.90% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -0.90%, 5.10% and 11.10%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 1
                                                                GUARANTEED ISSUE

                       CURRENT COST OF INSURANCE CHARGES

                PREMIUMS            HYPOTHETICAL 0%                  HYPOTHETICAL 6%                  HYPOTHETICAL 12%
               PAID PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
                INTEREST    -------------------------------  -------------------------------  --------------------------------
 CERTIFICATE     AT 5%      SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE   DEATH
    YEAR      PER YEAR (1)    VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT
 -----------  ------------  ---------  -----------  -------  ---------  -----------  -------  ---------  -----------  --------
      1           5,250       3,710       3,710     250,000     3,952       3,952    250,000     4,195       4,195    250,000
      2          10,763       7,588       7,588     250,000     8,321       8,321    250,000     9,083       9,083    250,000
      3          16,551      11,381      11,381     250,000    12,859      12,859    250,000    14,459      14,459    250,000
      4          22,628      15,091      15,091     250,000    17,578      17,578    250,000    20,377      20,377    250,000
      5          29,010      18,713      18,713     250,000    22,478      22,478    250,000    26,889      26,889    250,000
      6          35,710      22,640      22,640     250,000    27,979      27,979    250,000    34,487      34,487    250,000
      7          42,746      26,469      26,469     250,000    33,694      33,694    250,000    42,855      42,855    250,000
      8          50,133      30,199      30,199     250,000    39,630      39,630    250,000    52,079      52,079    250,000
      9          57,889      33,731      33,731     250,000    45,703      45,703    250,000    62,159      62,159    250,000
     10          66,034      37,017      37,017     250,000    51,874      51,874    250,000    73,154      73,154    250,000
     11          74,586      40,293      40,293     250,000    58,437      58,437    250,000    85,532      85,532    250,000
     12          83,565      43,394      43,394     250,000    65,212      65,212    250,000    99,205      99,205    250,000
     13          92,993      46,340      46,340     250,000    72,234      72,234    250,000   114,354     114,354    250,000
     14         102,893      49,109      49,109     250,000    79,503      79,503    250,000   131,156     131,156    250,000
     15         113,287      51,690      51,690     250,000    87,031      87,031    250,000   149,824     149,824    250,000
     16         124,202      54,110      54,110     250,000    94,867      94,867    250,000   170,626     170,626    250,000
     17         135,662      56,343      56,343     250,000   103,016     103,016    250,000   193,839     193,839    250,000
     18         147,695      58,372      58,372     250,000   111,498     111,498    250,000   219,660     219,660    276,771
     19         160,330      60,186      60,186     250,000   120,339     120,339    250,000   248,213     248,213    307,784
     20         173,596      61,765      61,765     250,000   129,566     129,566    250,000   279,792     279,792    341,346
   Age 60       113,287      51,690      51,690     250,000    87,031      87,031    250,000   149,824     149,824    250,000
   Age 65       173,596      61,765      61,765     250,000   129,566     129,566    250,000   279,792     279,792    341,346
   Age 70       250,567      65,844      65,844     250,000   184,273     184,273    250,000   498,305     498,305    578,034
   Age 75       348,804      59,643      59,643     250,000   258,193     258,193    276,266   862,783     862,783    923,178

(1) Assumes a $5,000 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 1
                                                                GUARANTEED ISSUE

                      GUARANTEED COST OF INSURANCE CHARGES

                PREMIUMS            HYPOTHETICAL 0%                  HYPOTHETICAL 6%                  HYPOTHETICAL 12%
               PAID PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
                INTEREST    -------------------------------  -------------------------------  --------------------------------
 CERTIFICATE     AT 5%      SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE   DEATH
    YEAR      PER YEAR (1)    VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT
 -----------  ------------  ---------  -----------  -------  ---------  -----------  -------  ---------  -----------  --------
      1           5,250       2,967       2,967     250,000     3,184       3,184    250,000     3,402       3,402    250,000
      2          10,763       5,816       5,816     250,000     6,435       6,435    250,000     7,083       7,083    250,000
      3          16,551       8,544       8,544     250,000     9,754       9,754    250,000    11,069      11,069    250,000
      4          22,628      11,150      11,150     250,000    13,137      13,137    250,000    15,388      15,388    250,000
      5          29,010      13,629      13,629     250,000    16,583      16,583    250,000    20,070      20,070    250,000
      6          35,710      16,233      16,233     250,000    20,355      20,355    250,000    25,421      25,421    250,000
      7          42,746      18,690      18,690     250,000    24,186      24,186    250,000    31,225      31,225    250,000
      8          50,133      20,987      20,987     250,000    28,067      28,067    250,000    37,520      37,520    250,000
      9          57,889      23,111      23,111     250,000    31,988      31,988    250,000    44,347      44,347    250,000
     10          66,034      25,051      25,051     250,000    35,939      35,939    250,000    51,758      51,758    250,000
     11          74,586      26,866      26,866     250,000    40,008      40,008    250,000    59,948      59,948    250,000
     12          83,565      28,477      28,477     250,000    44,104      44,104    250,000    68,884      68,884    250,000
     13          92,993      29,878      29,878     250,000    48,225      48,225    250,000    78,654      78,654    250,000
     14         102,893      31,052      31,052     250,000    52,358      52,358    250,000    89,356      89,356    250,000
     15         113,287      31,975      31,975     250,000    56,490      56,490    250,000   101,097     101,097    250,000
     16         124,202      32,623      32,623     250,000    60,603      60,603    250,000   114,005     114,005    250,000
     17         135,662      32,968      32,968     250,000    64,679      64,679    250,000   128,233     128,233    250,000
     18         147,695      32,965      32,965     250,000    68,688      68,688    250,000   143,951     143,951    250,000
     19         160,330      32,570      32,570     250,000    72,600      72,600    250,000   161,373     161,373    250,000
     20         173,596      31,735      31,735     250,000    76,385      76,385    250,000   180,756     180,756    250,000
   Age 60       113,287      31,975      31,975     250,000    56,490      56,490    250,000   101,097     101,097    250,000
   Age 65       173,596      31,735      31,735     250,000    76,385      76,385    250,000   180,756     180,756    250,000
   Age 70       250,567      20,511      20,511     250,000    97,008      97,008    250,000   326,211     326,211    378,405
   Age 75       348,804           0           0           0   111,136     111,136    250,000   567,113     567,113    606,811

(1) Assumes a $5,000 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 30
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 2
                                                                GUARANTEED ISSUE

                       CURRENT COST OF INSURANCE CHARGES

                PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%                   HYPOTHETICAL 12%
               PAID PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                INTEREST    -------------------------------  ---------------------------------  ---------------------------------
 CERTIFICATE     AT 5%      SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE    DEATH    SURRENDER  CERTIFICATE    DEATH
    YEAR      PER YEAR (1)    VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)    BENEFIT     VALUE     VALUE (2)    BENEFIT
 -----------  ------------  ---------  -----------  -------  ---------  -----------  ---------  ---------  -----------  ---------
      1            8,400       6,535       6,535    256,535     6,942        6,942     256,942     7,350        7,350     257,350
      2           17,220      13,378      13,378    263,378    14,627       14,627     264,627    15,925       15,925     265,925
      3           26,481      20,122      20,122    270,122    22,662       22,662     272,662    25,406       25,406     275,406
      4           36,205      26,766      26,766    276,766    31,061       31,061     281,061    35,887       35,887     285,887
      5           46,415      33,311      33,311    283,311    39,840       39,840     289,840    47,473       47,473     297,473
      6           57,136      40,121      40,121    290,121    49,398       49,398     299,398    60,679       60,679     310,679
      7           68,393      46,827      46,827    296,827    59,386       59,386     309,386    75,275       75,275     325,275
      8           80,213      53,429      53,429    303,429    69,824       69,824     319,824    91,409       91,409     341,409
      9           92,623      59,898      59,898    309,898    80,701       80,701     330,701   109,210      109,210     359,210
     10          105,654      66,218      66,218    316,218    92,016       92,016     342,016   128,835      128,835     378,835
     11          119,337      72,670      72,670    322,670   104,162      104,162     354,162   150,978      150,978     400,978
     12          133,704      79,007      79,007    329,007   116,861      116,861     366,861   175,495      175,495     426,452
     13          148,789      85,238      85,238    335,238   130,147      130,147     380,147   202,636      202,636     478,221
     14          164,629      91,356      91,356    341,356   144,042      144,042     394,042   232,652      232,652     532,774
     15          181,260      97,355      97,355    347,355   158,567      158,567     408,567   265,839      265,839     590,164
     16          198,723     103,241     103,241    353,241   173,761      173,761     423,761   302,543      302,543     650,468
     17          217,059     109,003     109,003    359,003   189,642      189,642     439,642   343,114      343,114     717,109
     18          236,312     114,634     114,634    364,634   206,237      206,237     456,237   387,952      387,952     787,542
     19          256,528     120,135     120,135    370,135   223,579      223,579     473,579   437,508      437,508     861,891
     20          277,754     125,515     125,515    375,515   241,716      241,716     491,716   492,306      492,306     940,304
   Age 60        558,086     173,430     173,430    423,430   480,735      480,735     730,735  1,509,447   1,509,447   2,022,659
   Age 65        758,691     189,265     189,265    439,265   645,191      645,191     895,191  2,571,810   2,571,810   3,137,609
   Age 70      1,014,718     195,696     195,696    445,696   846,067      846,067   1,096,067  4,336,175   4,336,175   5,029,963
   Age 75      1,341,481     188,228     188,228    438,228  1,087,965   1,087,965   1,337,965  7,279,142   7,279,142   7,788,682

(1) Assumes a $8,000 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 30
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 2
                                                                GUARANTEED ISSUE

                      GUARANTEED COST OF INSURANCE CHARGES

                PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                PAID PLUS        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                INTEREST     --------------------------------  ---------------------------------  ---------------------------------
 CERTIFICATE      AT 5%      SURRENDER   CERTIFICATE   DEATH   SURRENDER  CERTIFICATE    DEATH    SURRENDER  CERTIFICATE    DEATH
    YEAR      PER YEAR (1)     VALUE      VALUE (2)   BENEFIT    VALUE     VALUE (2)    BENEFIT     VALUE     VALUE (2)    BENEFIT
 -----------  -------------  ----------  -----------  -------  ---------  -----------  ---------  ---------  -----------  ---------
      1             8,400       6,096        6,096    256,096     6,487       6,487      256,487     6,878        6,878     256,878
      2            17,220      12,060       12,060    262,060    13,222      13,222      263,222    14,432       14,432     264,432
      3            26,481      17,892       17,892    267,892    20,214      20,214      270,214    22,728       22,728     272,728
      4            36,205      23,589       23,589    273,589    27,466      27,466      277,466    31,833       31,833     281,833
      5            46,415      29,152       29,152    279,152    34,987      34,987      284,987    41,825       41,825     291,825
      6            57,136      34,708       34,708    284,708    42,914      42,914      292,914    52,925       52,925     302,925
      7            68,393      40,127       40,127    290,127    51,132      51,132      301,132    65,106       65,106     315,106
      8            80,213      45,406       45,406    295,406    59,643      59,643      309,643    78,467       78,467     328,467
      9            92,623      50,544       50,544    300,544    68,458      68,458      318,458    93,123       93,123     343,123
     10           105,654      55,541       55,541    305,541    77,584      77,584      327,584   109,200      109,200     359,200
     11           119,337      60,550       60,550    310,550    87,238      87,238      337,238   127,121      127,121     377,121
     12           133,704      65,423       65,423    315,423    97,251      97,251      347,251   146,823      146,823     396,823
     13           148,789      70,162       70,162    320,162   107,636     107,636      357,636   168,484      168,484     418,484
     14           164,629      74,763       74,763    324,763   118,404     118,404      368,404   192,299      192,299     442,299
     15           181,260      79,224       79,224    329,224   129,564     129,564      379,564   218,466      218,466     484,995
     16           198,723      83,541       83,541    333,541   141,127     141,127      391,127   247,176      247,176     531,428
     17           217,059      87,710       87,710    337,710   153,103     153,103      403,103   278,661      278,661     582,401
     18           236,312      91,729       91,729    341,729   165,505     165,505      415,505   313,190      313,190     635,775
     19           256,528      95,594       95,594    345,594   178,344     178,344      428,344   351,054      351,054     691,577
     20           277,754      99,300       99,300    349,300   191,629     191,629      441,629   392,578      392,578     749,824
   Age 60         558,086     135,017      135,017    385,017   378,918     378,918      628,918  1,200,142   1,200,142   1,608,190
   Age 65         758,691     141,408      141,408    391,408   501,641     501,641      751,641  2,034,678   2,034,678   2,482,308
   Age 70       1,014,718     133,825      133,825    383,825   643,251     643,251      893,251  3,405,680   3,405,680   3,950,588
   Age 75       1,341,481     103,418      103,418    353,418   798,281     798,281    1,048,281  5,670,041   5,670,041   6,066,944

(1) Assumes a $8,000 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 40
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 3
                                                                GUARANTEED ISSUE

                       CURRENT COST OF INSURANCE CHARGES

                PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                PAID PLUS        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                INTEREST     --------------------------------  ---------------------------------
 CERTIFICATE      AT 5%      SURRENDER   CERTIFICATE   DEATH   SURRENDER  CERTIFICATE    DEATH
    YEAR      PER YEAR (1)     VALUE      VALUE (2)   BENEFIT    VALUE     VALUE (2)    BENEFIT
 -----------  -------------  ----------  -----------  -------  ---------  -----------  ---------
      1            11,865       9,257        9,257    250,000     9,833       9,833      250,000
      2            24,323      18,932       18,932    250,000    20,700      20,700      250,000
      3            37,404      28,463       28,463    250,000    32,060      32,060      250,000
      4            51,140      37,847       37,847    250,000    43,931      43,931      250,000
      5            65,562      47,086       47,086    250,000    56,337      56,337      250,000
      6            80,705      56,707       56,707    250,000    69,857      69,857      250,000
      7            96,605      66,178       66,178    250,000    83,992      83,992      250,000
      8           113,300      75,499       75,499    250,000    98,723      98,723      284,282
      9           130,830      84,628       84,628    250,000   114,006     114,006      317,930
     10           149,237      93,530       93,530    252,643   129,810     129,810      350,643
     11           168,564     102,591      102,591    268,484   146,698     146,698      383,913
     12           188,857     111,457      111,457    282,658   164,252     164,252      416,546
     13           210,165     120,142      120,142    295,332   182,512     182,512      448,651
     14           232,538     128,641      128,641    306,618   201,495     201,495      480,266
     15           256,030     136,945      136,945    316,602   221,207     221,207      511,407
     16           280,696     145,082      145,082    325,465   241,716     241,716      542,246
     17           306,596     153,041      153,041    333,274   263,029     263,029      572,795
     18           333,791     160,823      160,823    340,121   285,173     285,173      603,108
     19           362,345     168,423      168,423    346,064   308,163     308,163      633,193
     20           392,328     175,833      175,833    351,156   332,009     332,009      663,056
   Age 60         392,328     175,833      175,833    351,156   332,009     332,009      663,056
   Age 65         566,282     211,241      211,241    368,560   467,487     467,487      815,641
   Age 70         788,297     241,336      241,336    373,354   627,412     627,412      970,622
   Age 75       1,071,650     266,155      266,155    370,968   813,759     813,759    1,134,220

                       HYPOTHETICAL 12%
                    GROSS INVESTMENT RETURN
              -----------------------------------
 CERTIFICATE  SURRENDER   CERTIFICATE     DEATH
    YEAR        VALUE      VALUE (2)     BENEFIT
 -----------  ----------  ------------  ---------
      1          10,409       10,409      250,000
      2          22,538       22,538      250,000
      3          35,946       35,946      250,000
      4          50,767       50,767      250,000
      5          67,153       67,153      250,000
      6          85,848       85,848      263,745
      7         106,457      106,457      316,608
      8         129,158      129,158      371,923
      9         154,084      154,084      429,694
     10         181,377      181,377      489,935
     11         212,011      212,011      554,841
     12         245,708      245,708      623,123
     13         282,796      282,796      695,167
     14         323,592      323,592      771,284
     15         368,429      368,429      851,768
     16         417,774      417,774      937,202
     17         472,036      472,036    1,027,946
     18         531,692      531,692    1,124,466
     19         597,241      597,241    1,227,172
     20         669,220      669,220    1,336,500
   Age 60       669,220      669,220    1,336,500
   Age 65     1,155,016    1,155,016    2,015,197
   Age 70     1,921,841    1,921,841    2,973,139
   Age 75     3,119,972    3,119,972    4,348,626

(1) Assumes a $11,300 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 40
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 3
                                                                GUARANTEED ISSUE

                      GUARANTEED COST OF INSURANCE CHARGES

                PREMIUMS             HYPOTHETICAL 0%                   HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                PAID PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                INTEREST     --------------------------------  -------------------------------  -----------------------------------
 CERTIFICATE      AT 5%      SURRENDER   CERTIFICATE   DEATH   SURRENDER  CERTIFICATE   DEATH   SURRENDER   CERTIFICATE     DEATH
    YEAR      PER YEAR (1)     VALUE      VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT    VALUE      VALUE (2)     BENEFIT
 -----------  -------------  ----------  -----------  -------  ---------  -----------  -------  ----------  ------------  ---------
      1            11,865       8,577        8,577    250,000     9,128       9,128    250,000      9,680        9,680      250,000
      2            24,323      16,957       16,957    250,000    18,597      18,597    250,000     20,305       20,305      250,000
      3            37,404      25,143       25,143    250,000    28,422      28,422    250,000     31,973       31,973      250,000
      4            51,140      33,139       33,139    250,000    38,617      38,617    250,000     44,791       44,791      250,000
      5            65,562      40,947       40,947    250,000    49,199      49,199    250,000     58,879       58,879      250,000
      6            80,705      48,768       48,768    250,000    60,391      60,391    250,000     74,583       74,583      250,000
      7            96,605      56,401       56,401    250,000    72,013      72,013    250,000     91,835       91,835      268,473
      8           113,300      63,851       63,851    250,000    84,089      84,089    250,000    110,648      110,648      313,223
      9           130,830      71,119       71,119    250,000    96,592      96,592    264,825    131,151      131,151      359,574
     10           149,237      78,209       78,209    250,000   109,466     109,466    290,735    153,488      153,488      407,654
     11           168,564      85,338       85,338    250,000   123,008     123,008    316,550    178,215      178,215      458,622
     12           188,857      92,301       92,301    250,000   136,963     136,963    341,599    205,183      205,183      511,745
     13           210,165      99,098       99,098    250,000   151,332     151,332    365,906    234,573      234,573      567,175
     14           232,538     105,711      105,711    250,000   166,109     166,109    389,496    266,575      266,575      625,072
     15           256,030     112,102      112,102    255,011   181,292     181,292    412,405    301,397      301,397      685,622
     16           280,696     118,267      118,267    261,107   196,876     196,876    434,659    339,257      339,257      749,006
     17           306,596     124,205      124,205    266,250   212,860     212,860    456,292    380,398      380,398      815,433
     18           333,791     129,923      129,923    270,529   229,247     229,247    477,345    425,089      425,089      885,134
     19           362,345     135,418      135,418    274,005   246,032     246,032    497,820    473,601      473,601      958,286
     20           392,328     140,688      140,688    276,742   263,202     263,202    517,735    526,217      526,217    1,035,102
   Age 60         392,328     140,688      140,688    276,742   263,202     263,202    517,735    526,217      526,217    1,035,102
   Age 65         566,282     170,333      170,333    293,106   368,902     368,902    634,801    896,401      896,401    1,542,511
   Age 70         788,297     194,045      194,045    296,511   488,259     488,259    746,088  1,459,667    1,459,667    2,230,455
   Age 75       1,071,650     211,449      211,449    291,561   618,517     618,517    852,857  2,297,004    2,297,004    3,167,277

(1) Assumes a $11,300 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                          MONTHLY EXPENSE CHARGE TABLE
                       (PER THOUSAND OF BASE FACE AMOUNT)

                        Unit Charges/per $1,000 Face
                     Issue Age      Non-smoker    Smoker
                     ---------      ----------    ------
                          0           0.0250      0.0250
                          1           0.0275      0.0275
                          2           0.0275      0.0275
                          3           0.0275      0.0275
                          4           0.0275      0.0275
                          5           0.0300      0.0300
                          6           0.0300      0.0300
                          7           0.0300      0.0300
                          8           0.0300      0.0300
                          9           0.0325      0.0325
                         10           0.0325      0.0325
                         11           0.0325      0.0325
                         12           0.0350      0.0350
                         13           0.0350      0.0350
                         14           0.0350      0.0350
                         15           0.0375      0.0375
                         16           0.0375      0.0375
                         17           0.0375      0.0375
                         18           0.0300      0.0400
                         19           0.0300      0.0400
                         20           0.0325      0.0400
                         21           0.0325      0.0425
                         22           0.0325      0.0425
                         23           0.0350      0.0425
                         24           0.0350      0.0450
                         25           0.0375      0.0450
                         26           0.0375      0.0475
                         27           0.0375      0.0475
                         28           0.0400      0.0475
                         29           0.0400      0.0500
                         30           0.0425      0.0500
                         31           0.0425      0.0525
                         32           0.0425      0.0525
                         33           0.0450      0.0525
                         34           0.0450      0.0550
                         35           0.0450      0.0550
                         36           0.0500      0.0600
                         37           0.0525      0.0650
                         38           0.0575      0.0700
                         39           0.0600      0.0725
                         40           0.0650      0.0775
                         41           0.0675      0.0825
                         42           0.0725      0.0875
                         43           0.0750      0.0925
                         44           0.0800      0.0975
                         45           0.0825      0.1000
                         46           0.0875      0.1050
                         47           0.0900      0.1100

                        Unit Charges/per $1,000 Face
                     Issue Age      Non-smoker    Smoker
                     ---------      ----------    ------
                         48           0.0950      0.1150
                         49           0.1000      0.1200
                         50           0.1050      0.1250
                         51           0.1075      0.1300
                         52           0.1100      0.1325
                         53           0.1150      0.1375
                         54           0.1175      0.1425
                         55           0.1200      0.1475
                         56           0.1275      0.1550
                         57           0.1375      0.1650
                         58           0.1450      0.1750
                         59           0.1525      0.1825
                         60           0.1600      0.1925
                         61           0.1700      0.1975
                         62           0.1775      0.2025
                         63           0.1875      0.2075
                         64           0.1975      0.2125
                         65           0.2075      0.2175
                         66           0.2075      0.2150
                         67           0.2050      0.2150
                         68           0.2050      0.2125
                         69           0.2050      0.2125
                         70           0.2050      0.2100
                         71           0.2050      0.2100
                         72           0.2050      0.2100
                         73           0.2050      0.2100
                         74           0.2050      0.2100
                         75           0.2050      0.2100
                         76           0.2050      0.2100
                         77           0.2050      0.2100
                         78           0.2050      0.2100
                         79           0.2050      0.2100
                         80           0.2050      0.2100
                         81           0.2050      0.2100
                         82           0.2050      0.2100
                         83           0.2050      0.2100
                         84           0.2050      0.2100
                         85           0.2050      0.2100

Example 1:

Assume that a Nonsmoker, Age 40, purchases a Certificate with a Face Amount of $100,000, of which $50,000 is attributable to the Base Amount and $50,000 is attributable to the Insured Term Rider. The Monthly Expense Charge, if applicable, is assessed only on the Base Amount. From the table above, the Monthly Expense Charge would be $3.25 per month or (0.0650 per $1000 Base Face *$50,000 Base Amount).

Example 2:

Assume that a Nonsmoker, Age 40, purchases a Certificate with a Face Amount of $100,000, all of which is attributable to the Base Amount (there is no Insured Term Rider). From the table above, the monthly expense charge would be $6.50 per month or (0.0650 per $1000 Base Face *$100,000 Base Face).

                                   APPENDIX E
                            PERFORMANCE INFORMATION


The Certificates were offered to the public in 2000. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I(A) and I(B)), and based on the periods that the Underlying Funds have been in existence (Tables II (A) and II (B)). The results for any period prior to the Certificates being offered will be calculated as if the Certificates had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Tables I(A) and II(A)) under a "representative" Certificate that is surrendered at the end of the applicable period. For more information on charges under the Certificates, see CHARGES AND DEDUCTIONS.



In each Table in Appendix E, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2000. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Certificate Owners and prospective Certificate Owners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges for a representative Certificate. It is assumed that the Insured is male, Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                                                                  TEN YEARS OR
                                                SUB-ACCOUNT     ONE-YEAR                             LIFE OF
                                                INCEPTION         TOTAL               5            SUB-ACCOUNT
                                                  DATE           RETURN             YEARS           (IF LESS)
AIT Core Equity Fund                            05/01/95             -33.60%             6.50%             9.19%
AIT Government Bond Fund                        05/01/95             -18.05%            -3.65%            -1.84%
AIT Money Market Fund                           05/01/95             -20.93%            -3.82%            -2.74%
AIT Select Aggressive Growth Fund               05/01/95             -45.53%             0.86%             4.92%
AIT Select Capital Appreciation Fund            05/03/95             -20.60%             4.20%            10.22%
AIT Select Emerging Markets Fund                11/09/98             -55.53%         N/A                 -14.11%
AIT Select Growth and Income Fund               05/01/95             -34.63%             3.38%             6.57%
AIT Select Growth Fund                          05/01/95             -40.18%             9.22%            11.33%
AIT Select International Equity Fund            05/01/95             -33.18%             2.83%             4.78%
AIT Select Investment Grade Income Fund         05/01/95             -17.80%            -3.32%            -1.07%
AIT Select Strategic Growth Fund                03/05/99             -55.38%         N/A                 -31.80%
AIT Select Strategic Income Fund                   N/A             N/A               N/A               N/A
AIT Select Value Opportunity Fund               05/01/95              -1.72%             6.40%             7.52%
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio                    N/A             N/A               N/A               N/A
Credit Suisse Warburg Pincus Small Company
 Growth Portfolio                                  N/A             N/A               N/A               N/A
Deutsche VIT Equity 500 Index Fund                 N/A             N/A               N/A               N/A
Deutsche VIT Small Cap Index Fund                  N/A             N/A               N/A               N/A
Fidelity VIP Equity-Income Portfolio            05/01/95             -19.31%             4.01%             7.06%
Fidelity VIP Growth Portfolio                   05/01/95             -34.77%             9.72%            12.93%
Fidelity VIP High Income Portfolio              05/01/95             -43.89%            -7.76%            -5.08%
Fidelity VIP Overseas Portfolio                 05/01/95             -41.23%             1.05%             2.24%
Fidelity VIP II
 Contrafund-Registered Trademark- Portfolio     11/02/00           N/A               N/A                 -15.82%
Goldman Sachs VIT Capital Growth Fund              N/A             N/A               N/A               N/A
Goldman Sachs VIT CORE(SM) Large Cap Growth
 Fund                                              N/A             N/A               N/A               N/A
Goldman Sachs VIT CORE(SM) Small Cap Equity
 Fund                                              N/A             N/A               N/A               N/A
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)                                  N/A             N/A               N/A               N/A
J.P. Morgan Small Company Portfolio                N/A             N/A               N/A               N/A
PIMCO Total Return Bond Portfolio II               N/A             N/A               N/A               N/A
T. Rowe Price International Stock Portfolio     02/12/96             -40.22%         N/A                  -1.49%
UIF Technology Portfolio                        05/31/00           N/A               N/A                 -30.40%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                  TEN YEARS OR
                                                SUB-ACCOUNT     ONE-YEAR                             LIFE OF
                                                INCEPTION         TOTAL               5            SUB-ACCOUNT
                                                  DATE           RETURN             YEARS           (IF LESS)
AIT Core Equity Fund                            05/01/95             -10.33%            14.96%            16.58%
AIT Government Bond Fund                        05/01/95               9.01%             4.70%             5.45%
AIT Money Market Fund                           05/01/95               5.44%             4.53%             4.55%
AIT Select Aggressive Growth Fund               05/01/95             -25.22%             9.25%            12.27%
AIT Select Capital Appreciation Fund            05/03/95               5.85%            12.63%            17.63%
AIT Select Emerging Markets Fund                11/09/98             -37.79%         N/A                   1.71%
AIT Select Growth and Income Fund               05/01/95             -11.61%            11.80%            13.94%
AIT Select Growth Fund                          05/01/95             -18.53%            17.71%            18.75%
AIT Select International Equity Fund            05/01/95              -9.79%            11.24%            12.13%
AIT Select Investment Grade Income Fund         05/01/95               9.32%             5.03%             6.23%
AIT Select Strategic Growth Fund                03/05/99             -37.60%         N/A                 -15.88%
AIT Select Strategic Income Fund                   N/A             N/A               N/A               N/A
AIT Select Value Opportunity Fund               05/01/95              29.22%            14.86%            14.90%
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio                    N/A             N/A               N/A               N/A
Credit Suisse Warburg Pincus Small Company
 Growth Portfolio                                  N/A             N/A               N/A               N/A
Deutsche VIT Equity 500 Index Fund                 N/A             N/A               N/A               N/A
Deutsche VIT Small Cap Index Fund                  N/A             N/A               N/A               N/A
Fidelity VIP Equity-Income Portfolio            05/01/95               7.44%            12.44%            14.43%
Fidelity VIP Growth Portfolio                   05/01/95             -11.78%            18.22%            20.37%
Fidelity VIP High Income Portfolio              05/01/95             -23.17%             0.56%             2.19%
Fidelity VIP Overseas Portfolio                 05/01/95             -19.84%             9.45%             9.57%
Fidelity VIP II
 Contrafund-Registered Trademark- Portfolio     11/02/00           N/A               N/A                  -6.43%
Goldman Sachs VIT Capital Growth Fund              N/A             N/A               N/A               N/A
Goldman Sachs VIT CORE(SM) Large Cap Growth
 Fund                                              N/A             N/A               N/A               N/A
Goldman Sachs VIT CORE(SM) Small Cap Equity
 Fund                                              N/A             N/A               N/A               N/A
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)                                  N/A             N/A               N/A               N/A
J.P. Morgan Small Company Portfolio                N/A             N/A               N/A               N/A
PIMCO Total Return Bond Portfolio II               N/A             N/A               N/A               N/A
T. Rowe Price International Stock Portfolio     02/12/96             -18.58%         N/A                   7.07%
UIF Technology Portfolio                        05/31/00           N/A               N/A                 -21.66%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges for a representative Certificate. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                UNDERLYING
                                                PORTFOLIO                                         TEN YEARS OR
                                                INCEPTION       ONE-YEAR              5           LIFE OF FUND
                                                  DATE        TOTAL RETURN          YEARS           (IF LESS)
AIT Core Equity Fund                            04/29/85             -33.60%             6.50%            11.21%
AIT Government Bond Fund                        08/26/91             -18.05%            -3.65%             1.37%
AIT Money Market Fund                           04/29/85             -20.93%            -3.82%            -0.01%
AIT Select Aggressive Growth Fund               08/21/92             -45.53%             0.86%             8.34%
AIT Select Capital Appreciation Fund            04/28/95             -20.60%             4.20%            10.24%
AIT Select Emerging Markets Fund                02/20/98             -55.53%         N/A                 -19.94%
AIT Select Growth and Income Fund               08/21/92             -34.63%             3.38%             6.58%
AIT Select Growth Fund                          08/21/92             -40.18%             9.22%             9.39%
AIT Select International Equity Fund            05/02/94             -33.18%             2.83%             4.34%
AIT Select Investment Grade Income Fund         04/29/85             -17.80%            -3.32%             2.94%
AIT Select Strategic Growth Fund                02/20/98             -55.38%         N/A                 -23.97%
AIT Select Strategic Income Fund                07/03/00           N/A               N/A                 -17.24%
AIT Select Value Opportunity Fund               04/30/93              -1.72%             6.40%             7.63%
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio                 09/30/96             -41.09%         N/A                   0.35%
Credit Suisse Warburg Pincus Small Company
 Growth Portfolio                               06/30/95             -40.43%             2.70%             6.87%
Deutsche VIT Equity 500 Index Fund              10/01/97             -33.39%         N/A                  -1.41%
Deutsche VIT Small Cap Index Fund               08/25/97             -29.12%         N/A                  -7.25%
Fidelity VIP Equity-Income Portfolio            10/09/86             -19.31%             4.01%            12.45%
Fidelity VIP Growth Portfolio                   10/09/86             -34.77%             9.72%            15.04%
Fidelity VIP High Income Portfolio              09/19/85             -43.89%            -7.76%             4.88%
Fidelity VIP Overseas Portfolio                 01/28/87             -41.23%             1.05%             4.30%
Fidelity VIP II
 Contrafund-Registered Trademark- Portfolio     01/03/95             -31.30%             8.27%            13.22%
Goldman Sachs VIT Capital Growth Fund           04/30/98             -32.36%         N/A                  -4.08%
Goldman Sachs VIT CORE(SM) Large Cap Growth
 Fund                                           02/13/98             -43.85%         N/A                  -6.64%
Goldman Sachs VIT CORE(SM) Small Cap Equity
 Fund                                           02/13/98             -24.64%         N/A                 -10.85%
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)                               09/13/93             -51.25%            10.30%            15.51%
J.P. Morgan Small Company Portfolio             12/31/94             -35.04%             3.11%             7.81%
PIMCO Total Return Bond Portfolio II            05/28/99             -17.01%         N/A                 -13.92%
T. Rowe Price International Stock Portfolio     03/31/94             -40.22%            -0.89%             1.21%
UIF Technology Portfolio                        11/30/99             -33.77%         N/A                 -16.72%



(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Certificates.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIOD ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                UNDERLYING
                                                PORTFOLIO                                         TEN YEARS OR
                                                INCEPTION       ONE-YEAR              5           LIFE OF FUND
                                                  DATE        TOTAL RETURN          YEARS           (IF LESS)
AIT Core Equity Fund                            04/29/85             -10.33%            14.96%            15.13%
AIT Government Bond Fund                        08/26/91               9.01%             4.70%             5.65%
AIT Money Market Fund                           04/29/85               5.44%             4.53%             4.06%
AIT Select Aggressive Growth Fund               08/21/92             -25.22%             9.25%            13.07%
AIT Select Capital Appreciation Fund            04/28/95               5.85%            12.63%            17.63%
AIT Select Emerging Markets Fund                02/20/98             -37.79%         N/A                  -7.67%
AIT Select Growth and Income Fund               08/21/92             -11.61%            11.80%            11.32%
AIT Select Growth Fund                          08/21/92             -18.53%            17.71%            14.12%
AIT Select International Equity Fund            05/02/94              -9.79%            11.24%            10.43%
AIT Select Investment Grade Income Fund         04/29/85               9.32%             5.03%             6.95%
AIT Select Strategic Growth Fund                02/20/98             -37.60%         N/A                 -11.96%
AIT Select Strategic Income Fund                07/03/00           N/A               N/A                   4.78%
AIT Select Value Opportunity Fund               04/30/93              29.22%            14.86%            12.84%
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio                 09/30/96             -19.67%         N/A                  10.03%
Credit Suisse Warburg Pincus Small Company
 Growth Portfolio                               06/30/95             -18.85%            11.11%            14.50%
Deutsche VIT Equity 500 Index Fund              10/01/97             -10.06%         N/A                  10.70%
Deutsche VIT Small Cap Index Fund               08/25/97              -4.74%         N/A                   4.30%
Fidelity VIP Equity-Income Portfolio            10/09/86               7.44%            12.44%            16.36%
Fidelity VIP Growth Portfolio                   10/09/86             -11.78%            18.22%            18.95%
Fidelity VIP High Income Portfolio              09/19/85             -23.17%             0.56%             8.86%
Fidelity VIP Overseas Portfolio                 01/28/87             -19.84%             9.45%             8.29%
Fidelity VIP II
 Contrafund-Registered Trademark- Portfolio     01/03/95              -7.46%            16.75%            20.13%
Goldman Sachs VIT Capital Growth Fund           04/30/98              -8.78%         N/A                  10.14%
Goldman Sachs VIT CORE(SM) Large Cap Growth
 Fund                                           02/13/98             -23.12%         N/A                   6.41%
Goldman Sachs VIT CORE(SM) Small Cap Equity
 Fund                                           02/13/98               0.83%         N/A                   1.93%
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)                               09/13/93             -32.40%            18.81%            21.06%
J.P. Morgan Small Company Portfolio             12/31/94             -12.12%            11.53%            14.66%
PIMCO Total Return Bond Portfolio II            05/28/99              10.30%         N/A                   6.93%
T. Rowe Price International Stock Portfolio     03/31/94             -18.58%             7.48%             7.19%
UIF Technology Portfolio                        11/30/99             -24.25%         N/A                  -5.57%



(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Certificates.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2001

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000    1999    1998
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.1  $  0.5  $  0.5
     Universal life and investment product
       policy fees..............................   382.2   328.1   267.4
     Net investment income......................   140.4   150.2   151.3
     Net realized investment (losses) gains.....   (15.2)   (8.7)   20.0
     Other income (Note 1)......................    85.1    36.9     0.6
                                                  ------  ------  ------
         Total revenues.........................   592.6   507.0   439.8
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   167.2   173.6   153.9
     Policy acquisition expenses................    70.5    49.8    64.6
     Sales practice litigation..................    --      --      21.0
     Other operating expenses (Note 1)..........   197.8   151.3   104.1
     Restructuring costs........................     4.6    --      --
                                                  ------  ------  ------
         Total benefits, losses and expenses....   440.1   374.7   343.6
                                                  ------  ------  ------
 Income before federal income taxes.............   152.5   132.3    96.2
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (36.7)   15.5    22.1
     Deferred...................................    69.7    30.5    11.8
                                                  ------  ------  ------
         Total federal income tax expense.......    33.0    46.0    33.9
                                                  ------  ------  ------
 Net income.....................................  $119.5  $ 86.3  $ 62.3
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,262.2 and $1,354.2)............................  $ 1,270.0  $ 1,324.6
     Equity securities at fair value (cost of $41.2 and
       $25.2)............................................       35.8       32.6
     Mortgage loans......................................      200.1      223.7
     Policy loans........................................      185.4      166.8
     Real estate and other long-term investments.........       15.1       25.1
                                                           ---------  ---------
         Total investments...............................    1,706.4    1,772.8
                                                           ---------  ---------
   Cash and cash equivalents.............................       50.8      132.9
   Accrued investment income.............................       33.7       36.0
   Deferred policy acquisition costs.....................    1,344.2    1,156.4
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      280.2      287.2
   Other assets..........................................       69.3       64.8
   Separate account assets...............................   14,688.2   14,527.9
                                                           ---------  ---------
         Total assets....................................  $18,172.8  $17,978.0
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,188.4  $ 2,274.7
     Outstanding claims and losses.......................       15.6       13.7
     Unearned premiums...................................        2.5        2.6
     Contractholder deposit funds and other policy
       liabilities.......................................       42.5       44.3
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,249.0    2,335.3
                                                           ---------  ---------
   Expenses and taxes payable............................      138.6      216.8
   Reinsurance premiums payable..........................       16.4       17.9
   Deferred federal income taxes.........................      168.5       94.8
   Separate account liabilities..........................   14,688.2   14,527.9
                                                           ---------  ---------
         Total liabilities...............................   17,260.7   17,192.7
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,526 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      423.7
   Accumulated other comprehensive (loss) income.........        4.7       (2.6)
   Retained earnings.....................................      481.2      361.7
                                                           ---------  ---------
         Total shareholder's equity......................      912.1      785.3
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $18,172.8  $17,978.0
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999     1998
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   423.7    407.9    386.9
     Issuance of common stock...................    --       15.8     21.0
                                                  ------   ------   ------
     Balance at end of period...................   423.7    423.7    407.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    (2.6)    24.1     38.5
     Appreciation (depreciation) during the
       period:
         Net appreciation (depreciation) on
           available-for-sale securities........    11.3    (41.1)   (23.4)
         (Provision) benefit for deferred
           federal income taxes.................    (4.0)    14.4      9.0
                                                  ------   ------   ------
         Other comprehensive income (loss)......     7.3    (26.7)   (14.4)
                                                  ------   ------   ------
     Balance at end of period...................     4.7     (2.6)    24.1
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   361.7    275.4    213.1
     Net income.................................   119.5     86.3     62.3
                                                  ------   ------   ------
     Balance at end of period...................   481.2    361.7    275.4
                                                  ------   ------   ------
         Total shareholder's equity.............  $912.1   $785.3   $709.9
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999    1998
 -------------                                 ------  ------  ------
 Net income..................................  $119.5  $ 86.3  $62.3
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........    11.3   (41.1) (23.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (4.0)   14.4    9.0
                                               ------  ------  -----
     Other comprehensive income (loss).......     7.3   (26.7) (14.4)
                                               ------  ------  -----
     Comprehensive income....................  $126.8  $ 59.6  $47.9
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000     1999     1998
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $ 119.5  $  86.3  $  62.3
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........     15.2      8.7    (20.0)
         Net amortization and depreciation...     (3.8)    (2.3)    (7.1)
         Sales practice litigation expense...    --       --        21.0
         Deferred federal income taxes.......     69.7     30.5     11.8
         Change in deferred acquisition
           costs.............................   (207.0)  (169.7)  (177.8)
         Change in reinsurance premiums
           payable...........................     (1.2)   (31.5)    40.8
         Change in accrued investment
           income............................      2.3     (2.5)     0.7
         Change in policy liabilities and
           accruals, net.....................    (86.8)    (8.4)   193.1
         Change in reinsurance receivable....      7.0     20.7    (56.9)
         Change in expenses and taxes
           payable...........................    (78.7)    64.1     55.4
         Other, net..........................    --       (14.8)   (28.5)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........   (163.8)   (18.9)    94.8
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    512.4    330.9    187.0
     Proceeds from disposals of equity
       securities............................      1.0     30.9     53.3
     Proceeds from disposals of other
       investments...........................     15.6      0.8     22.7
     Proceeds from mortgages matured or
       collected.............................     49.7     30.5     60.1
     Purchase of available-for-sale fixed
       maturities............................   (437.3)  (415.5)  (136.0)
     Purchase of equity securities...........    (16.0)   (20.2)   (30.6)
     Purchase of other investments...........    (45.9)   (44.1)   (22.7)
     Purchase of mortgages...................    --       --       (58.9)
     Other investing activities, net.........      2.2      2.0     (3.9)
                                               -------  -------  -------
         Net cash provided by (used in)
           investing activities..............     81.7    (84.7)    71.0
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........    --        14.6    --
     Proceeds from issuance of stock and
       capital paid in.......................    --         4.0     21.0
                                               -------  -------  -------
         Net cash provided by financing
           activities........................    --        18.6     21.0
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (82.1)   (85.0)   186.8
 Cash and cash equivalents, beginning of
  period.....................................    132.9    217.9     31.1
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $  50.8  $ 132.9  $ 217.9
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes (received) paid............  $  (5.6) $   4.4  $  36.2

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed its ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the twelve months ended December 31, 2000 and for the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $89.7 and $35.5 million, respectively and total benefits, losses and expenses of $62.0 million and $24.4 million, respectively. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC also include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000 there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "ACCOUNTING FOR INCOME TAXES" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the years ended December 31, 2000 and 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000.

The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan was a result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of this restructuring plan, the Company recognized a pre-tax expense of $4.6 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. This charge relates to one-time project costs, all of which were paid in 2000.

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999 and 1998, SMAFCO contributed $4.0 million and $21.0 million respectively, of additional paid-in capital to the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.6       $--       $    5.8
States and political subdivisions.......      10.4       0.3       --            10.7
Foreign governments.....................      18.6       0.8         0.1         19.3
Corporate fixed maturities..............   1,116.3      28.2        25.5      1,119.0
Mortgage-backed securities..............     111.7       3.9         0.4        115.2
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,262.2     $33.8       $26.0     $1,270.0
                                          ========     =====       =====     ========
Equity securities.......................  $   41.2     $ 0.5       $ 5.9     $   35.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

amortized cost of $4.1 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999.

There were no contractual fixed maturity investment commitments at December 31, 2000.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   77.7   $   77.5
Due after one year through five years.......................     348.3      351.8
Due after five years through ten years......................     570.1      571.2
Due after ten years.........................................     266.1      269.5
                                                              --------   --------
Total.......................................................  $1,262.2   $1,270.0
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2000
Net appreciation (depreciation), beginning of year..........    $(10.4)      $  7.8      $ (2.6)
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      37.3         (7.9)       29.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (18.2)      --           (18.2)
(Provision) benefit from deferred federal income taxes......      (6.7)         2.8        (3.9)
                                                                ------       ------      ------
                                                                  12.4         (5.1)        7.3
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $  2.0       $  2.7      $  4.7
                                                                ======       ======      ======

1999
Net appreciation (depreciation), beginning of year..........    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (75.3)        (0.2)      (75.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      34.4       --            34.4
(Provision) benefit from deferred federal income taxes......      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation (depreciation), beginning of year..........    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (16.2)       (14.3)      (30.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       7.1       --             7.1
(Provision) benefit from deferred federal income taxes......       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

(1) Includes net appreciation (depreciation) on other investments of $4.9 million, $(3.1) million and 0.9 million in 2000, 1999 and 1998 respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $200.1 million and $234.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $1.7 million and $2.4 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and the real estate investment comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $116.7  $136.1
  Industrial/warehouse......................................    52.8    51.1
  Retail....................................................    21.6    28.3
  Residential...............................................     7.8    18.5
  Other.....................................................     2.9     3.0
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $ 77.6  $ 76.2
  South Atlantic............................................    58.4    60.7
  East North Central........................................    28.6    35.9
  Middle Atlantic...........................................    13.2    20.1
  New England...............................................    13.0    29.9
  West South Central........................................     1.8     1.9
  Other.....................................................     9.2    12.3
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $6.1 million; 2002 -- $11.0 million; 2004 -- $23.2 million; 2005 --
$9.6 million and $150.2 million thereafter. There are no expected maturities in 2003. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Balance at beginning of year................................    $ 2.4      $ 3.3      $9.4
Provisions..................................................     (0.7)      (0.8)     (4.5)
Write-offs..................................................    --          (0.1)     (1.6)
                                                                -----      -----      ----
Balance at end of year......................................    $ 1.7      $ 2.4      $3.3
                                                                =====      =====      ====

Provisions on mortgages during 2000, 1999, and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $11.4 million, with related reserves of $0.4 million and $0.7 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $8.2 million, $14.3 million and $17.0 million, with related interest income while such loans were impaired, of $1.0 million, $1.5 million and $2.0 million as of December 31, 2000, 1999 and 1998, respectively.

D.  OTHER

At December 31, 2000 and 1999, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $103.8  $107.2  $107.7
Mortgage loans..............................................    17.2    19.0    25.5
Equity securities...........................................     1.0     0.4     0.3
Policy loans................................................    14.0    12.4    11.7
Other long-term investments.................................     2.8     4.0     4.8
Short-term investments......................................     3.3     9.5     4.2
                                                              ------  ------  ------
    Gross investment income.................................   142.1   152.5   154.2
Less investment expenses....................................    (1.7)   (2.3)   (2.9)
                                                              ------  ------  ------
    Net investment income...................................  $140.4  $150.2  $151.3
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $0.2 million and $0.8 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.2 million and $1.2 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $12.2 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $0.9 million and $1.4 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.0 million, $1.1 million and $1.8 million in 2000, 1999 and 1998, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.2 million which were non-income producing for year ended December 31, 2000. There were no fixed maturities which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $1.9 million, $0.9 million and $0.7 million in 2000, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(20.5) $(18.8) $(6.1)
Mortgage loans..............................................     0.7     0.8    8.0
Equity securities...........................................     0.9     8.5   15.7
Other long-term investments.................................     3.7     0.8    2.4
                                                              ------  ------  -----
Net realized investment (losses) gains......................  $(15.2) $ (8.7) $20.0
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................     $380.2      $ 0.9  $20.5
Equity securities...........................................     $  1.0      $ 0.9  $--
1999
Fixed maturities............................................     $162.3      $ 2.7  $ 4.3
Equity securities...........................................     $ 30.4      $10.1  $ 1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0  $ 2.0
Equity securities...........................................     $ 52.6      $17.5  $ 0.9

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(2.9) million, $(18.0) million and $(5.6)
 million in 2000, 1999 and 1998, respectively)..............  $ (5.4) $(33.4) $ (8.2)
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(6.9) million,
 $(3.6) million and $3.4 million in 2000, 1999 and 1998,
 respectively)..............................................   (12.7)   (6.7)    6.2
                                                              ------  ------  ------
Other comprehensive income (loss)...........................  $  7.3  $(26.7) $(14.4)
                                                              ======  ======  ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   50.8  $   50.8  $  132.9  $  132.9
  Fixed maturities..........................................   1,270.0   1,270.0   1,324.6   1,324.6
  Equity securities.........................................      35.8      35.8      32.6      32.6
  Mortgage loans............................................     200.1     208.5     223.7     222.8
  Policy loans..............................................     185.4     185.4     166.8     166.8
                                                              --------  --------  --------  --------
                                                              $1,742.1  $1,750.5  $1,880.6  $1,879.7
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $  978.3  $  946.2  $1,048.0  $1,014.9
  Supplemental contracts without life contingencies.........      19.9      19.9      25.0      25.0
  Other individual contract deposit funds...................      23.8      23.9      19.3      19.3
                                                              --------  --------  --------  --------
                                                              $1,022.0  $  990.0  $1,092.3  $1,059.2
                                                              ========  ========  ========  ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000   1999   1998
-------------                                                 ------  -----  -----
Federal income tax expense
  Current...................................................  $(36.7) $15.5  $22.1
  Deferred..................................................    69.7   30.5   11.8
                                                              ------  -----  -----
Total.......................................................  $ 33.0  $46.0  $33.9
                                                              ======  =====  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Expected federal income tax expense.........................  $ 53.4   $ 46.3   $ 33.7
  Dividend received deduction...............................    (6.9)    --       --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................   (13.3)    --       --
  Other, net................................................    (0.2)    (0.3)     0.2
                                                              ------   ------   ------
Federal income tax expense..................................  $ 33.0   $ 46.0   $ 33.9
                                                              ======   ======   ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  2000     1999
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(227.2) $(233.7)
  AMT credit carryforwards..................................     (2.8)   --
  Deferred acquisition costs................................    398.3    339.7
  Investments, net..........................................      2.1     (4.0)
  Litigation reserves.......................................     (6.5)    (4.3)
  Other, net................................................      4.6     (2.9)
                                                              -------  -------
Deferred tax liability, net.................................  $ 168.5  $  94.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $434.1 million and $360.4 million at December 31, 2000 and 1999, respectively. Gross deferred income tax assets totaled $265.6 million and $265.6 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $183.9 million, $173.9 million and $145.4 million in 2000, 1999 and 1998 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.6 million and $48.6 million at December 31, 2000 and 1999, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

approval of the Delaware Commissioner of Insurance, is limited to the greater of
(i) 10% of its policyholders' surplus as of the preceding December 31 or
(ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 2000 and 1999 for the disability income business were $239.9 million and $241.5 million, respectively, traditional life were $10.0 million and $9.7 million, respectively, and universal and variable universal life were $30.3 million and $36.0 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 38.1  $ 41.3  $ 45.5
  Assumed...................................................    --      --      --
  Ceded.....................................................   (38.0)  (40.8)  (45.0)
                                                              ------  ------  ------
Net premiums................................................  $  0.1  $  0.5  $  0.5
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $188.7  $210.6  $204.0
  Assumed...................................................    --      --      --
  Ceded.....................................................   (21.5)  (37.0)  (50.1)
                                                              ------  ------  ------
  Net policy benefits, claims and losses....................  $167.2  $173.6  $153.9
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999     1998
-------------                                                 --------  --------  ------
Balance at beginning of year................................  $1,156.4  $  950.5  $765.3
  Acquisition expenses deferred.............................     277.5     219.5   242.4
  Amortized to expense during the year......................     (70.5)    (49.8)  (64.6)
  Adjustment to equity during the year......................     (19.2)     36.2     7.4
                                                              --------  --------  ------
Balance at end of year......................................  $1,344.2  $1,156.4  $950.5
                                                              ========  ========  ======

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $239.2 million and $240.7 million at December 31, 2000 and 1999. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement, and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFLIAC recognized a $21.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Statutory net income........................................  $(40.3) $  5.0  $ (8.2)
Statutory shareholder's surplus.............................  $282.1  $342.7  $312.2

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 16, 2001

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                                                 SELECT
                                               INVESTMENT                                                 SELECT
                                      CORE        GRADE       MONEY       EQUITY       GOVERNMENT       AGGRESSIVE        SELECT
                                   EQUITY(A)    INCOME(A)     MARKET       INDEX          BOND            GROWTH          GROWTH
                                   ----------  -----------  ----------  -----------  --------------  ----------------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....  $4,565,707  $44,542,391  $7,163,220  $3,694,315     $ 918,192        $1,540,461     $17,665,913
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................          --         --           --           --            --                --              --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................          --         --           --           --            --                --              --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................          --         --           --           --            --                --              --
Investments in shares of Delaware
  Group Premium Fund.............          --         --           --           --            --                --              --
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................          --         --           --           --            --                --              --
Investments in shares of AIM
  Variable Insurance Funds.......          --         --           --           --            --                --              --
Investment in shares of The Alger
  American Fund Portfolios.......          --         --           --           --            --                --              --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............          --         --           --           --            --                --              --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................          --         --           --           --            --                --              --
                                   ----------  -----------  ----------  ----------     ---------        ----------     -----------
  Total assets...................   4,565,707  44,542,391   7,163,220    3,694,315       918,192         1,540,461      17,665,913

LIABILITIES:                               --         --           --           --            --                --              --
                                   ----------  -----------  ----------  ----------     ---------        ----------     -----------
  Net assets.....................  $4,565,707  $44,542,391  $7,163,220  $3,694,315     $ 918,192        $1,540,461     $17,665,913
                                   ==========  ===========  ==========  ==========     =========        ==========     ===========

Net asset distribution by
  category:
  Variable life policies.........  $4,565,707  $44,542,391  $7,163,220  $3,694,315     $ 918,192        $1,540,461     $17,665,913
                                   ==========  ===========  ==========  ==========     =========        ==========     ===========

Units outstanding, December 31,
  2000...........................   1,817,955  30,055,324   5,287,445    1,340,205       645,617           759,393       6,336,428
Net asset value per unit,
  December 31, 2000..............  $ 2.511428  $1.482008    $1.354791   $ 2.756393     $1.422184        $ 2.028551     $  2.787950


                                        SELECT                        SELECT
                                        GROWTH       SELECT VALUE  INTERNATIONAL
                                      AND INCOME     OPPORTUNITY      EQUITY
                                   ----------------  ------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....     $1,798,960     $28,627,037     $6,194,480
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................             --              --             --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................             --              --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................             --              --             --
Investments in shares of Delaware
  Group Premium Fund.............             --              --             --
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................             --              --             --
Investments in shares of AIM
  Variable Insurance Funds.......             --              --             --
Investment in shares of The Alger
  American Fund Portfolios.......             --              --             --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............             --              --             --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................             --              --             --
                                      ----------     -----------     ----------
  Total assets...................      1,798,960      28,627,037      6,194,480
LIABILITIES:                                  --              --             --
                                      ----------     -----------     ----------
  Net assets.....................     $1,798,960     $28,627,037     $6,194,480
                                      ==========     ===========     ==========
Net asset distribution by
  category:
  Variable life policies.........     $1,798,960     $28,627,037     $6,194,480
                                      ==========     ===========     ==========
Units outstanding, December 31,
  2000...........................        815,767      12,377,773      3,074,660
Net asset value per unit,
  December 31, 2000..............     $ 2.205247     $  2.312762     $ 2.014689

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                      SELECT       SELECT       SELECT     FIDELITY       FIDELITY         FIDELITY
                                     CAPITAL      EMERGING    STRATEGIC       VIP           VIP              VIP
                                   APPRECIATION    MARKETS      GROWTH    HIGH INCOME  EQUITY-INCOME        GROWTH
                                   ------------  -----------  ----------  -----------  --------------  ----------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....   $1,012,358    $  78,208   $ 103,968   $       --     $      --        $       --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................           --           --          --    1,154,593       485,235         2,881,024
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................           --           --          --           --            --                --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................           --           --          --           --            --                --
Investments in shares of Delaware
  Group Premium Fund.............           --           --          --           --            --                --
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................           --           --          --           --            --                --
Investments in shares of AIM
  Variable Insurance Funds.......           --           --          --           --            --                --
Investment in shares of The Alger
  American Fund Portfolios.......           --           --          --           --            --                --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............           --           --          --           --            --                --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................           --           --          --           --            --                --
                                    ----------    ---------   ---------   ----------     ---------        ----------
  Total assets...................    1,012,358       78,208     103,968    1,154,593       485,235         2,881,024

LIABILITIES:                                --           --          --           --            --                --
                                    ----------    ---------   ---------   ----------     ---------        ----------
  Net assets.....................   $1,012,358    $  78,208   $ 103,968   $1,154,593     $ 485,235        $2,881,024
                                    ==========    =========   =========   ==========     =========        ==========

Net asset distribution by
  category:
  Variable life policies.........   $1,012,358    $  78,208   $ 103,968   $1,154,593     $ 485,235        $2,881,024
                                    ==========    =========   =========   ==========     =========        ==========

Units outstanding, December 31,
  2000...........................      383,377       73,985     140,218      970,119       214,670           957,201
Net asset value per unit,
  December 31, 2000..............   $ 2.640654    $1.057093   $0.741475   $ 1.190155     $2.260363        $ 3.009840

                                     FIDELITY        FIDELITY       FIDELITY      FIDELITY
                                       VIP            VIP II         VIP II        VIP II
                                     OVERSEAS     ASSET MANAGER    CONTRAFUND    INDEX 500
                                   ------------  ----------------  -----------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....   $      --       $       --      $      --   $        --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................     118,342               --             --            --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................          --        1,410,822              3    47,975,941
Investment in shares of T. Rowe
  Price International
  Series, Inc....................          --               --             --            --
Investments in shares of Delaware
  Group Premium Fund.............          --               --             --            --
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................          --               --             --            --
Investments in shares of AIM
  Variable Insurance Funds.......          --               --             --            --
Investment in shares of The Alger
  American Fund Portfolios.......          --               --             --            --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............          --               --             --            --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................          --               --             --            --
                                    ---------       ----------      ---------   -----------
  Total assets...................     118,342        1,410,822              3    47,975,941
LIABILITIES:                               --               --             --            --
                                    ---------       ----------      ---------   -----------
  Net assets.....................   $ 118,342       $1,410,822      $       3   $47,975,941
                                    =========       ==========      =========   ===========
Net asset distribution by
  category:
  Variable life policies.........   $ 118,342       $1,410,822      $       3   $47,975,941
                                    =========       ==========      =========   ===========
Units outstanding, December 31,
  2000...........................      66,996          739,263              3    45,972,744
Net asset value per unit,
  December 31, 2000..............   $1.766390       $ 1.908411      $0.944197   $  1.043572

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                   T. ROWE PRICE     DGPF         DGPF           DGPF             DGPF
                                   INTERNATIONAL    GROWTH       CAPITAL         CASH            GROWTH           DGPF
                                       STOCK      & INCOME(A)   RESERVES       RESERVE      OPPORTUNITIES(A)  BALANCED(A)
                                   -------------  -----------  -----------  --------------  ----------------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....    $      --     $      --    $      --     $       --       $       --      $      --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................           --            --           --             --               --             --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................           --            --           --             --               --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................      683,155            --           --             --               --             --
Investments in shares of Delaware
  Group Premium Fund.............           --        49,735          144            207           18,321          5,480
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................           --            --           --             --               --             --
Investments in shares of AIM
  Variable Insurance Funds.......           --            --           --             --               --             --
Investment in shares of The Alger
  American Fund Portfolios.......           --            --           --             --               --             --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............           --            --           --             --               --             --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................           --            --           --             --               --             --
                                     ---------     ---------    ---------     ----------       ----------      ---------
  Total assets...................      683,155        49,735          144            207           18,321          5,480

LIABILITIES:                                --            --           --             --               --             --
                                     ---------     ---------    ---------     ----------       ----------      ---------
  Net assets.....................    $ 683,155     $  49,735    $     144     $      207       $   18,321      $   5,480
                                     =========     =========    =========     ==========       ==========      =========

Net asset distribution by
  category:
  Variable life policies.........    $ 683,155     $  49,735    $     144     $      207       $   18,321      $   5,480
                                     =========     =========    =========     ==========       ==========      =========

Units outstanding, December 31,
  2000...........................      468,234        42,527          134            198           26,251          5,209
Net asset value per unit,
  December 31, 2000..............    $1.458995     $1.169497    $1.072094     $ 1.045291       $ 0.697906      $1.051993

                                                        DGPF
                                         DGPF           SMALL
                                    INTERNATIONAL        CAP          DGPF
                                        EQUITY          VALUE        TREND
                                   ----------------  -----------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....    $        --      $      --    $      --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................             --             --           --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................             --             --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................             --             --           --
Investments in shares of Delaware
  Group Premium Fund.............     43,530,264            741       44,464
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................             --             --           --
Investments in shares of AIM
  Variable Insurance Funds.......             --             --           --
Investment in shares of The Alger
  American Fund Portfolios.......             --             --           --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............             --             --           --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................             --             --           --
                                     -----------      ---------    ---------
  Total assets...................     43,530,264            741       44,464
LIABILITIES:                                  --             --           --
                                     -----------      ---------    ---------
  Net assets.....................    $43,530,264      $     741    $  44,464
                                     ===========      =========    =========
Net asset distribution by
  category:
  Variable life policies.........    $43,530,264      $     741    $  44,464
                                     ===========      =========    =========
Units outstanding, December 31,
  2000...........................     29,061,094            573       62,263
Net asset value per unit,
  December 31, 2000..............    $  1.497886      $1.292829    $0.714129

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                                DGPF                     DGPF        DGPF                            DGPF
                                              STRATEGIC     DGPF       EMERGING     SOCIAL          DGPF            SELECT
                                               INCOME       DEVON      MARKETS     AWARENESS        REIT          GROWTH(A)
                                              ---------  -----------  ----------  -----------  --------------  ----------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust..........................  $      --   $      --   $      --    $      --     $       --       $       --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............         --          --          --           --             --               --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP II).........         --          --          --           --             --               --
Investment in shares of T. Rowe Price
  International Series, Inc.................         --          --          --           --             --               --
Investments in shares of Delaware Group
  Premium Fund..............................        111      24,153         859        4,482            116           63,809
Investments in shares of The Universal
  Institutional Funds, Inc..................         --          --          --           --             --               --
Investments in shares of AIM Variable
  Insurance Funds...........................         --          --          --           --             --               --
Investment in shares of The Alger American
  Fund Portfolios...........................         --          --          --           --             --               --
Investments in shares of Alliance Variable
  Products Series Fund, Inc.................         --          --          --           --             --               --
Investment in shares of Franklin Templeton
  Insurance Products Trust..................         --          --          --           --             --               --
                                              ---------   ---------   ---------    ---------     ----------       ----------
  Total assets..............................        111      24,153         859        4,482            116           63,809

LIABILITIES:                                         --          --          --           --             --               --
                                              ---------   ---------   ---------    ---------     ----------       ----------
  Net assets................................  $     111   $  24,153   $     859    $   4,482     $      116       $   63,809
                                              =========   =========   =========    =========     ==========       ==========

Net asset distribution by category:
  Variable life policies....................  $     111   $  24,153   $     859    $   4,482     $      116       $   63,809
                                              =========   =========   =========    =========     ==========       ==========

Units outstanding, December 31, 2000........        110      23,875       1,150        5,119            107           98,586
Net asset value per unit, December 31,
  2000......................................  $1.009357   $1.011645   $0.747020    $0.875701     $ 1.088709       $ 0.647239

                                                  DGPF            UIF
                                                  U.S.           FIXED            UIF
                                                 GROWTH        INCOME(B)      TECHNOLOGY
                                              ------------  ----------------  -----------
ASSETS:
Investments in shares of Allmerica
  Investment Trust..........................   $      --      $        --      $      --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............          --               --             --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP II).........          --               --             --
Investment in shares of T. Rowe Price
  International Series, Inc.................          --               --             --
Investments in shares of Delaware Group
  Premium Fund..............................       6,985               --             --
Investments in shares of The Universal
  Institutional Funds, Inc..................          --       32,551,377        156,406
Investments in shares of AIM Variable
  Insurance Funds...........................          --               --             --
Investment in shares of The Alger American
  Fund Portfolios...........................          --               --             --
Investments in shares of Alliance Variable
  Products Series Fund, Inc.................          --               --             --
Investment in shares of Franklin Templeton
  Insurance Products Trust..................          --               --             --
                                               ---------      -----------      ---------
  Total assets..............................       6,985       32,551,377        156,406
LIABILITIES:                                          --               --             --
                                               ---------      -----------      ---------
  Net assets................................   $   6,985      $32,551,377      $ 156,406
                                               =========      ===========      =========
Net asset distribution by category:
  Variable life policies....................   $   6,985      $32,551,377      $ 156,406
                                               =========      ===========      =========
Units outstanding, December 31, 2000........       7,632       27,523,973        197,864
Net asset value per unit, December 31,
  2000......................................   $0.915223      $  1.182649      $0.790471

(a) Name changed. See Note 1.

(b) Money manager changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                                                ALGER AMERICAN  ALLIANCE GROWTH     ALLIANCE        TEMPLETON
                                        AIM V.I.    AIM V.I.        SMALL         AND INCOME       TECHNOLOGY     INTERNATIONAL
                                         GROWTH       VALUE     CAPITALIZATION      CLASS B         CLASS B         SECURITIES
                                        ---------  -----------  --------------  ---------------  --------------  ----------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust....................  $      --   $      --      $      --       $      --       $      --        $      --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP).........................         --          --             --              --              --               --
Investments in shares of Fidelity
  Variable Insurance Products Funds
  (VIP II)............................         --          --             --              --              --               --
Investment in shares of T. Rowe Price
  International Series, Inc...........         --          --             --              --              --               --
Investments in shares of Delaware
  Group Premium Fund..................         --          --             --              --              --               --
Investments in shares of The Universal
  Institutional Funds, Inc............         --          --             --              --              --               --
Investments in shares of AIM Variable
  Insurance Funds.....................     25,299      28,185             --              --              --               --
Investment in shares of The Alger
  American Fund Portfolios............         --          --            603              --              --               --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc....................         --          --             --           2,620             387               --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust...............................         --          --             --              --              --           32,919
                                        ---------   ---------      ---------       ---------       ---------        ---------
  Total assets........................     25,299      28,185            603           2,620             387           32,919

LIABILITIES:                                   --          --             --              --              --               --
                                        ---------   ---------      ---------       ---------       ---------        ---------
  Net assets..........................  $  25,299   $  28,185      $     603       $   2,620       $     387        $  32,919
                                        =========   =========      =========       =========       =========        =========

Net asset distribution by category:
  Variable life policies..............  $  25,299   $  28,185      $     603       $   2,620       $     387        $  32,919
                                        =========   =========      =========       =========       =========        =========

Units outstanding, December 31,
  2000................................     33,668      33,603            774           2,586             566           33,672
Net asset value per unit,
  December 31, 2000...................  $0.751425   $0.838751      $0.778090       $1.013295       $0.683911        $0.977646

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                                                                       SELECT INVESTMENT
                                                      CORE EQUITY(A)                    GRADE INCOME(A)
                                                    FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                                       DECEMBER 31,                      DECEMBER 31,
                                              -------------------------------  ---------------------------------
                                                 2000        1999      1998       2000        1999        1998
                                              -----------  --------  --------  ----------  -----------  --------
INVESTMENT INCOME:
  Dividends.................................  $    27,326  $ 23,481  $ 24,155  $2,442,398  $ 1,343,154  $882,578

EXPENSES:
  Mortality and expense risk fees...........        6,924     5,592    12,008     181,608      117,498    92,564
                                              -----------  --------  --------  ----------  -----------  --------
    Net investment income (loss)............       20,402    17,889    12,147   2,260,790    1,225,656   790,014
                                              -----------  --------  --------  ----------  -----------  --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      547,020   286,696    21,129          --       18,099        --
  Net realized gain (loss) from sales of
    investments.............................       71,864    47,530    (4,698)    (49,558)     (42,607)   20,005
                                              -----------  --------  --------  ----------  -----------  --------
    Net realized gain (loss)................      618,884   334,226    16,431     (49,558)     (24,508)   20,005
  Net unrealized gain (loss)................   (1,085,162)  456,438   330,418   1,324,362   (1,572,308)  166,355
                                              -----------  --------  --------  ----------  -----------  --------

    Net realized and unrealized gain
      (loss)................................     (466,278)  790,664   346,849   1,274,804   (1,596,816)  186,360
                                              -----------  --------  --------  ----------  -----------  --------
    Net increase (decrease) in net assets
      from operations.......................  $  (445,876) $808,553  $358,996  $3,535,594  $  (371,160) $976,374
                                              ===========  ========  ========  ==========  ===========  ========


                                                     MONEY MARKET                     EQUITY INDEX
                                                  FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                                     DECEMBER 31,                     DECEMBER 31,
                                              ---------------------------  ----------------------------------
                                                2000     1999      1998      2000        1999         1998
                                              --------  -------  --------  ---------  -----------  ----------
INVESTMENT INCOME:
  Dividends.................................  $150,112  $63,607  $222,239  $  35,868  $   130,745  $  340,554
EXPENSES:
  Mortality and expense risk fees...........    13,744    7,616    21,736     21,538       97,822     122,802
                                              --------  -------  --------  ---------  -----------  ----------
    Net investment income (loss)............   136,368   55,991   200,503     14,330       32,923     217,752
                                              --------  -------  --------  ---------  -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................        --       --        --    396,801        3,576   1,091,932
  Net realized gain (loss) from sales of
    investments.............................        --       --        --     74,713   11,658,579     313,038
                                              --------  -------  --------  ---------  -----------  ----------
    Net realized gain (loss)................        --       --        --    471,514   11,662,155   1,404,970
  Net unrealized gain (loss)................        --       --        --   (834,032)  (7,166,459)  5,974,791
                                              --------  -------  --------  ---------  -----------  ----------
    Net realized and unrealized gain
      (loss)................................        --       --        --   (362,518)   4,495,696   7,379,761
                                              --------  -------  --------  ---------  -----------  ----------
    Net increase (decrease) in net assets
      from operations.......................  $136,368  $55,991  $200,503  $(348,188) $ 4,528,619  $7,597,513
                                              ========  =======  ========  =========  ===========  ==========

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                  SELECT
                                                  GOVERNMENT BOND           AGGRESSIVE GROWTH
                                                FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                                   DECEMBER 31,                DECEMBER 31,
                                              -----------------------  ----------------------------
                                               2000     1999    1998     2000       1999     1998
                                              -------  ------  ------  ---------  --------  -------
INVESTMENT INCOME:
  Dividends.................................  $53,362  $1,412  $  911  $      --  $     --  $    --

EXPENSES:
  Mortality and expense risk fees...........    3,307      78     103     12,909     5,695    3,950
                                              -------  ------  ------  ---------  --------  -------
    Net investment income (loss)............   50,055   1,334     808    (12,909)   (5,695)  (3,950)
                                              -------  ------  ------  ---------  --------  -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................       --      --      --    478,859        --       --
  Net realized gain (loss) from sales of
    investments.............................    4,087    (153)    926   (246,423)   16,919   (3,058)
                                              -------  ------  ------  ---------  --------  -------
    Net realized gain (loss)................    4,087    (153)    926    232,436    16,919   (3,058)
  Net unrealized gain (loss)................   30,721    (596)     83   (887,116)  356,020   42,784
                                              -------  ------  ------  ---------  --------  -------

    Net realized and unrealized gain
      (loss)................................   34,808    (749)  1,009   (654,680)  372,939   39,726
                                              -------  ------  ------  ---------  --------  -------
    Net increase (decrease) in net assets
      from operations.......................  $84,863  $  585  $1,817  $(667,589) $367,244  $35,776
                                              =======  ======  ======  =========  ========  =======

                                                                                             SELECT
                                                         SELECT GROWTH                  GROWTH AND INCOME
                                                      FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                                         DECEMBER 31,                     DECEMBER 31,
                                              -----------------------------------  ---------------------------
                                                 2000         1999        1998       2000      1999     1998
                                              -----------  ----------  ----------  ---------  -------  -------
INVESTMENT INCOME:
  Dividends.................................  $        --  $    8,328  $    7,079  $  12,295  $ 3,501  $ 2,753
EXPENSES:
  Mortality and expense risk fees...........      110,004      83,487      58,229      8,880    1,862    1,576
                                              -----------  ----------  ----------  ---------  -------  -------
    Net investment income (loss)............     (110,004)    (75,159)    (51,150)     3,415    1,639    1,177
                                              -----------  ----------  ----------  ---------  -------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    2,411,948     529,243      93,491    288,694   23,247      922
  Net realized gain (loss) from sales of
    investments.............................      391,974     518,323     576,009    (18,593)   1,849    1,778
                                              -----------  ----------  ----------  ---------  -------  -------
    Net realized gain (loss)................    2,803,922   1,047,566     669,500    270,101   25,096    2,700
  Net unrealized gain (loss)................   (6,616,168)  3,239,541   2,339,939   (422,483)  22,927   25,056
                                              -----------  ----------  ----------  ---------  -------  -------
    Net realized and unrealized gain
      (loss)................................   (3,812,246)  4,287,107   3,009,439   (152,382)  48,023   27,756
                                              -----------  ----------  ----------  ---------  -------  -------
    Net increase (decrease) in net assets
      from operations.......................  $(3,922,250) $4,211,948  $2,958,289  $(148,967) $49,662  $28,933
                                              ===========  ==========  ==========  =========  =======  =======

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                SELECT                             SELECT
                                          VALUE OPPORTUNITY                 INTERNATIONAL EQUITY
                                          FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                             DECEMBER 31,                       DECEMBER 31,
                                   --------------------------------  -----------------------------------
                                      2000        1999       1998       2000         1999        1998
                                   ----------  -----------  -------  -----------  ----------  ----------
INVESTMENT INCOME:
  Dividends......................  $   86,459  $       118  $ 5,317  $    31,722  $       --  $  117,829

EXPENSES:
  Mortality and expense risk
    fees.........................     131,917       64,483    2,543       34,916      42,211      53,990
                                   ----------  -----------  -------  -----------  ----------  ----------
    Net investment income
      (loss).....................     (45,458)     (64,365)   2,774       (3,194)    (42,211)     63,839
                                   ----------  -----------  -------  -----------  ----------  ----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......     225,949    1,173,968    1,651      216,644          --          --
  Net realized gain (loss) from
    sales of investments.........      58,502      (58,716)  (3,746)     188,926     803,256      77,352
                                   ----------  -----------  -------  -----------  ----------  ----------
    Net realized gain (loss).....     284,451    1,115,252   (2,095)     405,570     803,256      77,352
  Net unrealized gain (loss).....   6,728,759   (2,332,303)  16,497   (1,060,090)    900,525   1,085,145
                                   ----------  -----------  -------  -----------  ----------  ----------

    Net realized and unrealized
      gain (loss)................   7,013,210   (1,217,051)  14,402     (654,520)  1,703,781   1,162,497
                                   ----------  -----------  -------  -----------  ----------  ----------
    Net increase (decrease) in
      net assets from
      operations.................  $6,967,752  $(1,281,416) $17,176  $  (657,714) $1,661,570  $1,226,336
                                   ==========  ===========  =======  ===========  ==========  ==========

                                             SELECT                           SELECT
                                      CAPITAL APPRECIATION               EMERGING MARKETS
                                       FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                          DECEMBER 31,             DECEMBER 31,          FOR THE
                                   --------------------------  --------------------  PERIOD 11/9/98*
                                     2000     1999     1998      2000       1999       TO 12/31/98
                                   --------  -------  -------  --------  ----------  ---------------
INVESTMENT INCOME:
  Dividends......................  $     --  $    --  $    --  $    347  $      100         $ --
EXPENSES:
  Mortality and expense risk
    fees.........................     5,279    1,681      914       929          40           --
                                   --------  -------  -------  --------  ----------         ----
    Net investment income
      (loss).....................    (5,279)  (1,681)    (914)     (582)         60           --
                                   --------  -------  -------  --------  ----------         ----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......    30,506      412   37,550     2,016          --           --
  Net realized gain (loss) from
    sales of investments.........    37,099       28     (803)  (40,699)         21           --
                                   --------  -------  -------  --------  ----------         ----
    Net realized gain (loss).....    67,605      440   36,747   (38,683)         21           --
  Net unrealized gain (loss).....   (13,430)  74,213  (13,375)  (38,496)      5,716           --
                                   --------  -------  -------  --------  ----------         ----
    Net realized and unrealized
      gain (loss)................    54,175   74,653   23,372   (77,179)      5,737           --
                                   --------  -------  -------  --------  ----------         ----
    Net increase (decrease) in
      net assets from
      operations.................  $ 48,896  $72,972  $22,458  $(77,761) $    5,797         $ --
                                   ========  =======  =======  ========  ==========         ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                        SELECT                                               FIDELITY VIP
                                                   STRATEGIC GROWTH        FIDELITY VIP HIGH INCOME         EQUITY-INCOME
                                                                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                               FOR THE       FOR THE             DECEMBER 31,                DECEMBER 31,
                                              YEAR ENDED  PERIOD 3/5/99*  ---------------------------  ------------------------
                                               12/31/00    TO 12/31/99      2000      1999     1998     2000     1999    1998
                                              ----------  --------------  ---------  -------  -------  -------  ------  -------
INVESTMENT INCOME:
  Dividends.................................   $      4        $ 40       $  18,351  $ 8,271  $ 3,501  $ 6,947  $2,402  $   898

EXPENSES:
  Mortality and expense risk fees...........        431          20           5,271      783      354    3,828   1,479      569
                                               --------        ----       ---------  -------  -------  -------  ------  -------
    Net investment income (loss)............       (427)         20          13,080    7,488    3,147    3,119     923      329
                                               --------        ----       ---------  -------  -------  -------  ------  -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      3,599          --              --      309    2,225   26,171   5,309    3,197
  Net realized gain (loss) from sales of
    investments.............................     (7,590)        (17)        (50,144)  (2,862)    (683)  13,192   3,125      802
                                               --------        ----       ---------  -------  -------  -------  ------  -------
    Net realized gain (loss)................     (3,991)        (17)        (50,144)  (2,553)   1,542   39,363   8,434    3,999
  Net unrealized gain (loss)................    (49,301)        918        (259,016)   2,236   (8,346)  24,047    (277)   5,752
                                               --------        ----       ---------  -------  -------  -------  ------  -------

    Net realized and unrealized gain
      (loss)................................    (53,292)        901        (309,160)    (317)  (6,804)  63,410   8,157    9,751
                                               --------        ----       ---------  -------  -------  -------  ------  -------
    Net increase (decrease) in net assets
      from operations.......................   $(53,719)       $921       $(296,080) $ 7,171  $(3,657) $66,529  $9,080  $10,080
                                               ========        ====       =========  =======  =======  =======  ======  =======


                                                   FIDELITY VIP GROWTH
                                                   FOR THE YEAR ENDED
                                                      DECEMBER 31,
                                              -----------------------------
                                                2000       1999      1998
                                              ---------  --------  --------
INVESTMENT INCOME:
  Dividends.................................  $   2,189  $  2,233  $  1,819
EXPENSES:
  Mortality and expense risk fees...........     18,439     6,781     2,312
                                              ---------  --------  --------
    Net investment income (loss)............    (16,250)   (4,548)     (493)
                                              ---------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    217,791   140,400    47,583
  Net realized gain (loss) from sales of
    investments.............................    (53,962)  114,230    37,911
                                              ---------  --------  --------
    Net realized gain (loss)................    163,829   254,630    85,494
  Net unrealized gain (loss)................   (702,207)  242,219   115,549
                                              ---------  --------  --------
    Net realized and unrealized gain
      (loss)................................   (538,378)  496,849   201,043
                                              ---------  --------  --------
    Net increase (decrease) in net assets
      from operations.......................  $(554,628) $492,301  $200,550
                                              =========  ========  ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                               FIDELITY VIP II
                                                FIDELITY VIP OVERSEAS           ASSET MANAGER         FIDELITY VIP II
                                                 FOR THE YEAR ENDED          FOR THE YEAR ENDED         CONTRAFUND
                                                    DECEMBER 31,                DECEMBER 31,              FOR THE
                                              -------------------------  ---------------------------  PERIOD 11/2/00*
                                                2000     1999     1998     2000      1999     1998      TO 12/31/00
                                              --------  -------  ------  ---------  -------  -------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $  1,606  $ 1,054  $1,056  $  29,783  $20,569  $11,971     $     --

EXPENSES:
  Mortality and expense risk fees...........     1,984      502     338      1,868    1,247    2,662           --
                                              --------  -------  ------  ---------  -------  -------     --------
    Net investment income (loss)............      (378)     552     718     27,915   19,322    9,309           --
                                              --------  -------  ------  ---------  -------  -------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    10,112    1,699   3,112     70,166   26,054   35,913           --
  Net realized gain (loss) from sales of
    investments.............................   (30,017)   1,721     165    (11,662)   1,785    5,268      (70,356)
                                              --------  -------  ------  ---------  -------  -------     --------
    Net realized gain (loss)................   (19,905)   3,420   3,277     58,504   27,839   41,181      (70,356)
  Net unrealized gain (loss)................   (43,113)  30,111   1,086   (141,712)  12,862   15,917           --
                                              --------  -------  ------  ---------  -------  -------     --------

    Net realized and unrealized gain
      (loss)................................   (63,018)  33,531   4,363    (83,208)  40,701   57,098      (70,356)
                                              --------  -------  ------  ---------  -------  -------     --------
    Net increase (decrease) in net assets
      from operations.......................  $(63,396) $34,083  $5,081  $ (55,293) $60,023  $66,407     $(70,356)
                                              ========  =======  ======  =========  =======  =======     ========

                                               FIDELITY VIP II INDEX 500           T. ROWE PRICE
                                                                                INTERNATIONAL STOCK
                                                                                 FOR THE YEAR ENDED
                                                FOR THE        FOR THE              DECEMBER 31,
                                               YEAR ENDED   PERIOD 5/4/99*  ----------------------------
                                                12/31/00     TO 12/31/99      2000       1999     1998
                                              ------------  --------------  ---------  --------  -------
INVESTMENT INCOME:
  Dividends.................................  $   526,695     $       --    $   6,018  $  2,334  $ 4,272
EXPENSES:
  Mortality and expense risk fees...........      186,091         56,677        6,281     2,485    1,337
                                              -----------     ----------    ---------  --------  -------
    Net investment income (loss)............      340,604        (56,677)        (263)     (151)   2,935
                                              -----------     ----------    ---------  --------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      230,232             --       28,885     7,335    1,508
  Net realized gain (loss) from sales of
    investments.............................       95,425          1,274       (8,575)    1,538      318
                                              -----------     ----------    ---------  --------  -------
    Net realized gain (loss)................      325,657          1,274       20,310     8,873    1,826
  Net unrealized gain (loss)................   (5,728,597)     4,566,606     (217,558)  144,131   23,676
                                              -----------     ----------    ---------  --------  -------
    Net realized and unrealized gain
      (loss)................................   (5,402,940)     4,567,880     (197,248)  153,004   25,502
                                              -----------     ----------    ---------  --------  -------
    Net increase (decrease) in net assets
      from operations.......................  $(5,062,336)    $4,511,203    $(197,511) $152,853  $28,437
                                              ===========     ==========    =========  ========  =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                        DGPF
                                      GROWTH &           DGPF             DGPF          DGPF GROWTH          DGPF
                                     INCOME(A)     CAPITAL RESERVES   CASH RESERVE    OPPORTUNITIES(A)   BALANCED(A)
                                      FOR THE          FOR THE           FOR THE          FOR THE          FOR THE
                                   PERIOD 4/5/00*   PERIOD 4/3/00*   PERIOD 4/28/00*   PERIOD 3/8/00*   PERIOD 3/8/00*
                                    TO 12/31/00      TO 12/31/00       TO 12/31/00      TO 12/31/00      TO 12/31/00
                                   --------------  ----------------  ---------------  ----------------  --------------
INVESTMENT INCOME:
  Dividends......................      $  667         $        3         $3,131           $    --             $ 27

EXPENSES:
  Mortality and expense risk
    fees.........................         169                 --            394                75               13
                                       ------         ----------         ------           -------             ----
    Net investment income
      (loss).....................         498                  3          2,737               (75)              14
                                       ------         ----------         ------           -------             ----

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......          --                 --             --                14                2
  Net realized gain (loss) from
    sales of investments.........          99                 --             --                58               (3)
                                       ------         ----------         ------           -------             ----
    Net realized gain (loss).....          99                 --             --                72               (1)
  Net unrealized gain (loss).....       5,206                  3             --            (2,673)              45
                                       ------         ----------         ------           -------             ----

    Net realized and unrealized
      gain (loss)................       5,305                  3             --            (2,601)              44
                                       ------         ----------         ------           -------             ----
    Net increase (decrease) in
      net assets from
      operations.................      $5,803         $        6         $2,737           $(2,676)            $ 58
                                       ======         ==========         ======           =======             ====

                                                 DGPF
                                         INTERNATIONAL EQUITY              DGPF
                                          FOR THE YEAR ENDED          SMALL CAP VALUE
                                             DECEMBER 31,                 FOR THE
                                   ---------------------------------  PERIOD 3/8/00*
                                      2000         1999       1998      TO 12/31/00
                                   -----------  ----------  --------  ---------------
INVESTMENT INCOME:
  Dividends......................  $   965,713  $  183,862  $ 11,680        $ --
EXPENSES:
  Mortality and expense risk
    fees.........................      149,068      50,747    16,877          --
                                   -----------  ----------  --------        ----
    Net investment income
      (loss).....................      816,645     133,115    (5,197)         --
                                   -----------  ----------  --------        ----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......      791,646      13,428        --          --
  Net realized gain (loss) from
    sales of investments.........        4,583      20,862     7,893          --
                                   -----------  ----------  --------        ----
    Net realized gain (loss).....      796,229      34,290     7,893          --
  Net unrealized gain (loss).....   (1,589,074)  2,827,542   442,761          72
                                   -----------  ----------  --------        ----
    Net realized and unrealized
      gain (loss)................     (792,845)  2,861,832   450,654          72
                                   -----------  ----------  --------        ----
    Net increase (decrease) in
      net assets from
      operations.................  $    23,800  $2,994,947  $445,457        $ 72
                                   ===========  ==========  ========        ====

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                                            DGPF
                                                         DGPF                              DGPF            SOCIAL
                                     DGPF TREND    STRATEGIC INCOME    DGPF DEVON    EMERGING MARKETS    AWARENESS
                                      FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                   PERIOD 3/8/00*   PERIOD 6/8/00*   PERIOD 3/8/00*   PERIOD 3/8/00*   PERIOD 4/3/00*
                                    TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00
                                   --------------  ----------------  --------------  ----------------  --------------
INVESTMENT INCOME:
  Dividends......................     $     --        $       --         $    --           $  2            $  --

EXPENSES:
  Mortality and expense risk
    fees.........................          117                --              76              1                6
                                      --------        ----------         -------           ----            -----
    Net investment income
      (loss).....................         (117)               --             (76)             1               (6)
                                      --------        ----------         -------           ----            -----

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......            8                --              --             --               --
  Net realized gain (loss) from
    sales of investments.........         (139)               --              (7)            (6)              (5)
                                      --------        ----------         -------           ----            -----
    Net realized gain (loss).....         (131)               --              (7)            (6)              (5)
  Net unrealized gain (loss).....       (9,934)                2          (2,888)           (53)            (593)
                                      --------        ----------         -------           ----            -----

    Net realized and unrealized
      gain (loss)................      (10,065)                2          (2,895)           (59)            (598)
                                      --------        ----------         -------           ----            -----
    Net increase (decrease) in
      net assets from
      operations.................     $(10,182)       $        2         $(2,971)          $(58)           $(604)
                                      ========        ==========         =======           ====            =====


                                                         DGPF             DGPF
                                     DGPF REIT     SELECT GROWTH(A)   U.S. GROWTH
                                      FOR THE          FOR THE          FOR THE
                                   PERIOD 7/6/00*   PERIOD 3/8/00*   PERIOD 4/3/00*
                                    TO 12/31/00      TO 12/31/00      TO 12/31/00
                                   --------------  ----------------  --------------
INVESTMENT INCOME:
  Dividends......................    $       --        $     --          $  --
EXPENSES:
  Mortality and expense risk
    fees.........................            --             202              7
                                     ----------        --------          -----
    Net investment income
      (loss).....................            --            (202)            (7)
                                     ----------        --------          -----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......            --               3             --
  Net realized gain (loss) from
    sales of investments.........            --             (27)             8
                                     ----------        --------          -----
    Net realized gain (loss).....            --             (24)             8
  Net unrealized gain (loss).....             7         (19,661)          (661)
                                     ----------        --------          -----
    Net realized and unrealized
      gain (loss)................             7         (19,685)          (653)
                                     ----------        --------          -----
    Net increase (decrease) in
      net assets from
      operations.................    $        7        $(19,887)         $(660)
                                     ==========        ========          =====

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                      INVESCO                  INVESCO
                                                 VIF EQUITY INCOME         VIF TOTAL RETURN
                                                FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,
                                              -----------------------  ------------------------
                                               2000     1999    1998    2000     1999     1998
                                              -------  ------  ------  -------  -------  ------
INVESTMENT INCOME:
  Dividends.................................  $    --  $  123  $  150  $    --  $   642  $1,276

EXPENSES:
  Mortality and expense risk fees...........       12      39      38       10      149     257
                                              -------  ------  ------  -------  -------  ------
    Net investment income (loss)............      (12)     84     112      (10)     493   1,019
                                              -------  ------  ------  -------  -------  ------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................       --      55     311       --      107   1,325
  Net realized gain (loss) from sales of
    investments.............................    2,111     234     401      938    4,008     553
                                              -------  ------  ------  -------  -------  ------
    Net realized gain (loss)................    2,111     289     712      938    4,115   1,878
  Net unrealized gain (loss)................   (1,870)    947     312   (1,536)  (5,835)  2,122
                                              -------  ------  ------  -------  -------  ------

    Net realized and unrealized gain
      (loss)................................      241   1,236   1,024     (598)  (1,720)  4,000
                                              -------  ------  ------  -------  -------  ------
    Net increase (decrease) in net assets
      from operations.......................  $   229  $1,320  $1,136  $  (608) $(1,227) $5,019
                                              =======  ======  ======  =======  =======  ======


                                                        UIF FIXED INCOME(B)
                                                FOR THE YEAR ENDED                      UIF TECHNOLOGY
                                                   DECEMBER 31,            FOR THE          FOR THE
                                              -----------------------  PERIOD 2/17/98*  PERIOD 5/31/00*
                                                 2000        1999        TO 12/31/98      TO 12/31/00
                                              ----------  -----------  ---------------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $1,906,623  $ 1,356,031     $ 648,460        $     --
EXPENSES:
  Mortality and expense risk fees...........     106,632       78,341        35,898             458
                                              ----------  -----------     ---------        --------
    Net investment income (loss)............   1,799,991    1,277,690       612,562            (458)
                                              ----------  -----------     ---------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................          --        3,424       256,451              24
  Net realized gain (loss) from sales of
    investments.............................     (17,058)     (11,666)        8,635          (1,026)
                                              ----------  -----------     ---------        --------
    Net realized gain (loss)................     (17,058)      (8,242)      265,086          (1,002)
  Net unrealized gain (loss)................   1,379,103   (1,680,097)     (179,067)        (60,503)
                                              ----------  -----------     ---------        --------
    Net realized and unrealized gain
      (loss)................................   1,362,045   (1,688,339)       86,019         (61,505)
                                              ----------  -----------     ---------        --------
    Net increase (decrease) in net assets
      from operations.......................  $3,162,036  $  (410,649)    $ 698,581        $(61,963)
                                              ==========  ===========     =========        ========

* Date of initial investment.

(b) Money manager changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                               ALGER AMERICAN   ALLIANCE GROWTH     ALLIANCE         TEMPLETON
                                                                    SMALL         AND INCOME       TECHNOLOGY      INTERNATIONAL
                             AIM V.I. GROWTH  AIM V.I. VALUE   CAPITALIZATION       CLASS B          CLASS B        SECURITIES
                                 FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                             PERIOD 6/14/00*  PERIOD 8/22/00*  PERIOD 6/14/00*  PERIOD 9/6/00*   PERIOD 6/14/00*  PERIOD 6/14/00*
                               TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
  Dividends................     $      2           $    36         $   --            $ --              $  --          $    --

EXPENSES:
  Mortality and expense
    risk fees..............           70                70             --               1                 --               71
                                --------           -------         ------            ----              -----          -------
    Net investment income
      (loss)...............          (68)              (34)            --              (1)                --              (71)
                                --------           -------         ------            ----              -----          -------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors.....          852             1,247             --              --                 --               --
  Net realized gain (loss)
    from sales of
    investments............          (23)              (18)            (3)             --                 (1)              (8)
                                --------           -------         ------            ----              -----          -------
    Net realized gain
      (loss)...............          829             1,229             (3)             --                 (1)              (8)
  Net unrealized gain
    (loss).................      (10,072)           (6,701)          (161)             45               (125)          (1,079)
                                --------           -------         ------            ----              -----          -------

    Net realized and
      unrealized gain
      (loss)...............       (9,243)           (5,472)          (164)             45               (126)          (1,087)
                                --------           -------         ------            ----              -----          -------
    Net increase (decrease)
      in net assets from
      operations...........     $ (9,311)          $(5,506)        $ (164)           $ 44              $(126)         $(1,158)
                                ========           =======         ======            ====              =====          =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  SELECT INVESTMENT
                                                              CORE EQUITY(A)                       GRADE INCOME(A)
                                                                YEAR ENDED                            YEAR ENDED
                                                               DECEMBER 31,                          DECEMBER 31,
                                                   ------------------------------------ --------------------------------------
                                                       2000        1999        1998         2000         1999         1998
                                                   ------------ ----------- ----------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss).................. $    20,402  $   17,889  $   12,147  $ 2,260,790  $ 1,225,656  $   790,014
    Net realized gain (loss)......................     618,884     334,226      16,431      (49,558)     (24,508)      20,005
    Net unrealized gain (loss)....................  (1,085,162)    456,438     330,418    1,324,362   (1,572,308)     166,355
                                                   -----------  ----------  ----------  -----------  -----------  -----------
    Net increase (decrease) in net assets from
      operations..................................    (445,876)    808,553     358,996    3,535,594     (371,160)     976,374
                                                   -----------  ----------  ----------  -----------  -----------  -----------

  FROM POLICY TRANSACTIONS:
    Net premiums..................................   1,284,383     873,749     675,094   15,456,506    8,011,892    2,981,137
    Terminations..................................    (248,693)   (337,479)    (48,810)     (75,340)     (13,958)     (53,707)
    Insurance and other charges...................     (39,010)    (13,900)     (7,692)    (872,194)    (633,839)    (451,085)
    Transfers between sub-accounts (including
      fixed account), net.........................    (654,769)    540,030     (72,668)   2,046,038    2,113,615    2,055,119
    Other transfers from (to) the General
      Account.....................................       1,180     116,813         492         (985)      (6,858)         892
    Net increase (decrease) in investment by
      Sponsor.....................................          --          --          --           --           --         (265)
                                                   -----------  ----------  ----------  -----------  -----------  -----------
    Net increase (decrease) in net assets from
      policy transactions.........................     343,091   1,179,213     546,416   16,554,025    9,470,852    4,532,091
                                                   -----------  ----------  ----------  -----------  -----------  -----------
    Net increase (decrease) in net assets.........    (102,785)  1,987,766     905,412   20,089,619    9,099,692    5,508,465

NET ASSETS:
  Beginning of year...............................   4,668,492   2,680,726   1,775,314   24,452,772   15,353,080    9,844,615
                                                   -----------  ----------  ----------  -----------  -----------  -----------
  End of year..................................... $ 4,565,707  $4,668,492  $2,680,726  $44,542,391  $24,452,772  $15,353,080
                                                   ===========  ==========  ==========  ===========  ===========  ===========


                                                                 MONEY MARKET                           EQUITY INDEX
                                                                  YEAR ENDED                             YEAR ENDED
                                                                 DECEMBER 31,                           DECEMBER 31,
                                                    -------------------------------------- --------------------------------------
                                                        2000        1999         1998         2000         1999          1998
                                                    ------------ ----------- ------------- ----------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)..................  $   136,368  $   55,991  $    200,503  $   14,330  $     32,923  $   217,752
    Net realized gain (loss)......................           --          --            --     471,514    11,662,155    1,404,970
    Net unrealized gain (loss)....................           --          --            --    (834,032)   (7,166,459)   5,974,791
                                                    -----------  ----------  ------------  ----------  ------------  -----------
    Net increase (decrease) in net assets from
      operations..................................      136,368      55,991       200,503    (348,188)    4,528,619    7,597,513
                                                    -----------  ----------  ------------  ----------  ------------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums..................................    6,005,804   6,325,820     1,928,083   1,702,202     2,363,320   17,533,507
    Terminations..................................      (87,277)    (69,826)      (47,901)   (343,261)     (172,583)     (86,149)
    Insurance and other charges...................     (689,647)   (709,087)     (830,359)   (123,945)     (587,637)    (998,917)
    Transfers between sub-accounts (including
      fixed account), net.........................   (3,645,548)   (391,608)  (29,510,393)    349,590   (49,801,441)  13,535,625
    Other transfers from (to) the General
      Account.....................................        3,240     (10,636)         (771)       (651)       (2,377)       5,188
    Net increase (decrease) in investment by
      Sponsor.....................................           --          --            --          --            --           --
                                                    -----------  ----------  ------------  ----------  ------------  -----------
    Net increase (decrease) in net assets from
      policy transactions.........................    1,586,572   5,144,663   (28,461,341)  1,583,935   (48,200,718)  29,989,254
                                                    -----------  ----------  ------------  ----------  ------------  -----------
    Net increase (decrease) in net assets.........    1,722,940   5,200,654   (28,260,838)  1,235,747   (43,672,099)  37,586,767
NET ASSETS:
  Beginning of year...............................    5,440,280     239,626    28,500,464   2,458,568    46,130,667    8,543,900
                                                    -----------  ----------  ------------  ----------  ------------  -----------
  End of year.....................................  $ 7,163,220  $5,440,280  $    239,626  $3,694,315  $  2,458,568  $46,130,667
                                                    ===========  ==========  ============  ==========  ============  ===========

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                               SELECT
                                           GOVERNMENT BOND                AGGRESSIVE GROWTH
                                             YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31,                    DECEMBER 31,
                                    ----------------------------- ---------------------------------
                                      2000      1999      1998       2000        1999       1998
                                    --------- --------- --------- ----------- ----------- ---------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)... $ 50,055  $  1,334  $    808  $  (12,909) $   (5,695) $ (3,950)
    Net realized gain (loss).......    4,087      (153)      926     232,436      16,919    (3,058)
    Net unrealized gain (loss).....   30,721      (596)       83    (887,116)    356,020    42,784
                                    --------  --------  --------  ----------  ----------  --------
    Net increase (decrease) in net
      assets from
      operations...................   84,863       585     1,817    (667,589)    367,244    35,776
                                    --------  --------  --------  ----------  ----------  --------

  FROM POLICY TRANSACTIONS:
    Net premiums...................  137,859    12,424    13,471     791,435     298,089   448,702
    Terminations...................  (10,344)  (12,517)      (81)    (62,866)    (29,100)  (76,946)
    Insurance and other charges....  (21,333)     (554)     (216)    (73,582)    (29,164)  (18,498)
    Transfers between sub-accounts
      (including
      fixed account), net..........  701,439     3,007   (30,874)    174,957     (17,644)  181,020
    Other transfers from (to) the
      General Account..............        8      (583)     (389)      1,304     (17,822)   (3,910)
    Net increase (decrease) in
      investment by
      Sponsor......................       --        --        --          --          --        --
                                    --------  --------  --------  ----------  ----------  --------
    Net increase (decrease) in net
      assets from
      policy transactions..........  807,629     1,777   (18,089)    831,248     204,359   530,368
                                    --------  --------  --------  ----------  ----------  --------
    Net increase (decrease) in net
      assets.......................  892,492     2,362   (16,272)    163,659     571,603   566,144

NET ASSETS:
  Beginning of year................   25,700    23,338    39,610   1,376,802     805,199   239,055
                                    --------  --------  --------  ----------  ----------  --------
  End of year...................... $918,192  $ 25,700  $ 23,338  $1,540,461  $1,376,802  $805,199
                                    ========  ========  ========  ==========  ==========  ========

                                                                                        SELECT
                                                 SELECT GROWTH                     GROWTH AND INCOME
                                                   YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31,                       DECEMBER 31,
                                     -------------------------------------- -------------------------------
                                         2000         1999         1998        2000       1999      1998
                                     ------------ ------------ ------------ ----------- --------- ---------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $  (110,004) $   (75,159) $   (51,150) $    3,415  $  1,639  $  1,177
    Net realized gain (loss).......    2,803,922    1,047,566      669,500     270,101    25,096     2,700
    Net unrealized gain (loss).....   (6,616,168)   3,239,541    2,339,939    (422,483)   22,927    25,056
                                     -----------  -----------  -----------  ----------  --------  --------
    Net increase (decrease) in net
      assets from
      operations...................   (3,922,250)   4,211,948    2,958,289    (148,967)   49,662    28,933
                                     -----------  -----------  -----------  ----------  --------  --------
  FROM POLICY TRANSACTIONS:
    Net premiums...................    2,229,097    3,049,445    2,111,416     771,186    88,966   155,220
    Terminations...................      (25,895)     (33,196)     (97,238)    (24,687)   (7,618)  (44,778)
    Insurance and other charges....     (420,312)    (345,255)    (281,352)    (54,884)   (5,494)   (7,462)
    Transfers between sub-accounts
      (including
      fixed account), net..........       71,816    2,130,460     (952,256)    894,100     3,125   (70,127)
    Other transfers from (to) the
      General Account..............        3,082       (8,787)       4,794       1,582      (639)   (1,320)
    Net increase (decrease) in
      investment by
      Sponsor......................           --           --           --          --        --        --
                                     -----------  -----------  -----------  ----------  --------  --------
    Net increase (decrease) in net
      assets from
      policy transactions..........    1,857,788    4,792,667      785,364   1,587,297    78,340    31,533
                                     -----------  -----------  -----------  ----------  --------  --------
    Net increase (decrease) in net
      assets.......................   (2,064,462)   9,004,615    3,743,653   1,438,330   128,002    60,466
NET ASSETS:
  Beginning of year................   19,730,375   10,725,760    6,982,107     360,630   232,628   172,162
                                     -----------  -----------  -----------  ----------  --------  --------
  End of year......................  $17,665,913  $19,730,375  $10,725,760  $1,798,960  $360,630  $232,628
                                     ===========  ===========  ===========  ==========  ========  ========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                   SELECT                                 SELECT
                                              VALUE OPPORTUNITY                    INTERNATIONAL EQUITY
                                                 YEAR ENDED                             YEAR ENDED
                                                DECEMBER 31,                           DECEMBER 31,
                                    ------------------------------------- ---------------------------------------
                                        2000         1999         1998        2000          1999         1998
                                    ------------ ------------- ---------- ------------- ------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)... $   (45,458) $    (64,365) $   2,774  $     (3,194) $    (42,211) $   63,839
    Net realized gain (loss).......     284,451     1,115,252     (2,095)      405,570       803,256      77,352
    Net unrealized gain (loss).....   6,728,759    (2,332,303)    16,497    (1,060,090)      900,525   1,085,145
                                    -----------  ------------  ---------  ------------  ------------  ----------
    Net increase (decrease) in net
      assets from
      operations...................   6,967,752    (1,281,416)    17,176      (657,714)    1,661,570   1,226,336
                                    -----------  ------------  ---------  ------------  ------------  ----------

  FROM POLICY TRANSACTIONS:
    Net premiums...................   3,566,930     7,573,904    245,642       685,976     1,382,581   1,910,773
    Terminations...................    (112,057)      (10,156)   (32,190)      (76,036)      (40,201)    (85,614)
    Insurance and other charges....    (618,763)     (504,046)   (12,119)     (130,507)     (135,408)   (257,943)
    Transfers between sub-accounts
      (including
      fixed account), net..........  (2,318,550)   14,728,048    182,286       (26,748)   (5,542,260)    655,125
    Other transfers from (to) the
      General Account..............      (1,801)        3,590     (2,227)         (156)       (5,159)     (6,961)
    Net increase (decrease) in
      investment by
      Sponsor......................          --            --         --            --            --          --
                                    -----------  ------------  ---------  ------------  ------------  ----------
    Net increase (decrease) in net
      assets from
      policy transactions..........     515,759    21,791,340    381,392       452,529    (4,340,447)  2,215,380
                                    -----------  ------------  ---------  ------------  ------------  ----------
    Net increase (decrease) in net
      assets.......................   7,483,511    20,509,924    398,568      (205,185)   (2,678,877)  3,441,716

NET ASSETS:
  Beginning of year................  21,143,526       633,602    235,034     6,399,665     9,078,542   5,636,826
                                    -----------  ------------  ---------  ------------  ------------  ----------
  End of year...................... $28,627,037  $ 21,143,526  $ 633,602  $  6,194,480  $  6,399,665  $9,078,542
                                    ===========  ============  =========  ============  ============  ==========

                                                 SELECT                           SELECT
                                          CAPITAL APPRECIATION               EMERGING MARKETS
                                               YEAR ENDED                YEAR ENDED
                                              DECEMBER 31,              DECEMBER 31,       PERIOD
                                     ------------------------------- ------------------ FROM 11/9/98*
                                        2000       1999      1998      2000      1999    TO 12/31/98
                                     ----------- --------- --------- --------- -------- -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   (5,279) $ (1,681) $   (914) $   (582) $    60      $  --
    Net realized gain (loss).......      67,605       440    36,747   (38,683)      21         --
    Net unrealized gain (loss).....     (13,430)   74,213   (13,375)  (38,496)   5,716         --
                                     ----------  --------  --------  --------  -------      -----
    Net increase (decrease) in net
      assets from
      operations...................      48,896    72,972    22,458   (77,761)   5,797         --
                                     ----------  --------  --------  --------  -------      -----
  FROM POLICY TRANSACTIONS:
    Net premiums...................     556,183   118,843   105,063   131,566   21,690         11
    Terminations...................     (22,970)  (14,254)   (8,341)       --       --         --
    Insurance and other charges....     (33,365)   (9,399)   (5,861)   (7,540)    (399)        --
    Transfers between sub-accounts
      (including
      fixed account), net..........      46,424     4,812    69,728    (6,657)  11,082         --
    Other transfers from (to) the
      General Account..............         403    (4,275)     (344)      177      242         --
    Net increase (decrease) in
      investment by
      Sponsor......................          --        --        --        --       --         --
                                     ----------  --------  --------  --------  -------      -----
    Net increase (decrease) in net
      assets from
      policy transactions..........     546,675    95,727   160,245   117,546   32,615         11
                                     ----------  --------  --------  --------  -------      -----
    Net increase (decrease) in net
      assets.......................     595,571   168,699   182,703    39,785   38,412         11
NET ASSETS:
  Beginning of year................     416,787   248,088    65,385    38,423       11         --
                                     ----------  --------  --------  --------  -------      -----
  End of year......................  $1,012,358  $416,787  $248,088  $ 78,208  $38,423      $  11
                                     ==========  ========  ========  ========  =======      =====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              SELECT                                                    FIDELITY VIP
                                         STRATEGIC GROWTH          FIDELITY VIP HIGH INCOME            EQUITY-INCOME
                                     YEAR ENDED                           YEAR ENDED                     YEAR ENDED
                                    DECEMBER 31,     PERIOD              DECEMBER 31,                   DECEMBER 31,
                                    ------------  FROM 3/5/99*  ------------------------------ ------------------------------
                                        2000      TO 12/31/99      2000       1999      1998      2000      1999      1998
                                    ------------ -------------- ----------- --------- -------- ---------- --------- ---------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...   $   (427)     $    20     $   13,080  $  7,488  $ 3,147  $   3,119  $    923  $    329
    Net realized gain (loss).......     (3,991)         (17)       (50,144)   (2,553)   1,542     39,363     8,434     3,999
    Net unrealized gain (loss).....    (49,301)         918       (259,016)    2,236   (8,346)    24,047      (277)    5,752
                                      --------      -------     ----------  --------  -------  ---------  --------  --------
    Net increase (decrease) in net
      assets from
      operations...................    (53,719)         921       (296,080)    7,171   (3,657)    66,529     9,080    10,080
                                      --------      -------     ----------  --------  -------  ---------  --------  --------

  FROM POLICY TRANSACTIONS:
    Net premiums...................     58,849       12,853        641,589   180,207   36,812    526,436   187,400   116,536
    Terminations...................       (454)          --        (51,127)  (21,248)  (4,930)   (36,782)  (33,829)  (23,881)
    Insurance and other charges....     (4,043)      (1,346)       (41,187)  (15,258)  (3,521)   (31,334)  (15,364)   (6,484)
    Transfers between sub-accounts
      (including
      fixed account), net..........     88,481        1,952        672,696    (6,975)  21,213   (428,188)   92,974     4,066
    Other transfers from (to) the
      General Account..............        429           45           (730)   (3,559)    (252)    (3,607)   (7,403)       25
    Net increase (decrease) in
      investment by
      Sponsor......................         --           --             --        --       --         --        --        --
                                      --------      -------     ----------  --------  -------  ---------  --------  --------
    Net increase (decrease) in net
      assets from
      policy transactions..........    143,262       13,504      1,221,241   133,167   49,322     26,525   223,778    90,262
                                      --------      -------     ----------  --------  -------  ---------  --------  --------
    Net increase (decrease) in net
      assets.......................     89,543       14,425        925,161   140,338   45,665     93,054   232,858   100,342

NET ASSETS:
  Beginning of year................     14,425           --        229,432    89,094   43,429    392,181   159,323    58,981
                                      --------      -------     ----------  --------  -------  ---------  --------  --------
  End of year......................   $103,968      $14,425     $1,154,593  $229,432  $89,094  $ 485,235  $392,181  $159,323
                                      ========      =======     ==========  ========  =======  =========  ========  ========


                                             FIDELITY VIP GROWTH
                                                 YEAR ENDED
                                                DECEMBER 31,
                                     -----------------------------------
                                        2000        1999        1998
                                     ----------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $  (16,250) $   (4,548) $     (493)
    Net realized gain (loss).......     163,829     254,630      85,494
    Net unrealized gain (loss).....    (702,207)    242,219     115,549
                                     ----------  ----------  ----------
    Net increase (decrease) in net
      assets from
      operations...................    (554,628)    492,301     200,550
                                     ----------  ----------  ----------
  FROM POLICY TRANSACTIONS:
    Net premiums...................   1,397,251     444,886     267,715
    Terminations...................     (95,081)   (337,035)    (25,480)
    Insurance and other charges....    (112,356)    (37,954)     (8,916)
    Transfers between sub-accounts
      (including
      fixed account), net..........     239,859     266,957     375,715
    Other transfers from (to) the
      General Account..............      (5,086)     30,447      (3,680)
    Net increase (decrease) in
      investment by
      Sponsor......................          --          --          --
                                     ----------  ----------  ----------
    Net increase (decrease) in net
      assets from
      policy transactions..........   1,424,587     367,301     605,354
                                     ----------  ----------  ----------
    Net increase (decrease) in net
      assets.......................     869,959     859,602     805,904
NET ASSETS:
  Beginning of year................   2,011,065   1,151,463     345,559
                                     ----------  ----------  ----------
  End of year......................  $2,881,024  $2,011,065  $1,151,463
                                     ==========  ==========  ==========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          FIDELITY VIP II
                                        FIDELITY VIP OVERSEAS              ASSET MANAGER          FIDELITY VIP II
                                             YEAR ENDED                     YEAR ENDED              CONTRAFUND
                                            DECEMBER 31,                   DECEMBER 31,               PERIOD
                                    ----------------------------- -------------------------------  FROM 11/2/00*
                                      2000      1999      1998       2000       1999      1998      TO 12/31/00
                                    --------- --------- --------- ----------- --------- --------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)... $   (378) $    552  $    718  $   27,915  $ 19,322  $  9,309      $    --
    Net realized gain (loss).......  (19,905)    3,420     3,277      58,504    27,839    41,181      (70,356)
    Net unrealized gain (loss).....  (43,113)   30,111     1,086    (141,712)   12,862    15,917           --
                                    --------  --------  --------  ----------  --------  --------      -------
    Net increase (decrease) in net
      assets from
      operations...................  (63,396)   34,083     5,081     (55,293)   60,023    66,407      (70,356)
                                    --------  --------  --------  ----------  --------  --------      -------

  FROM POLICY TRANSACTIONS:
    Net premiums...................  139,562    33,875    38,586     462,593   333,909   216,035           --
    Terminations...................  (50,333)   (2,242)   (1,996)    (49,799)  (84,288)     (219)          --
    Insurance and other charges....  (19,391)   (4,895)   (3,619)    (15,666)   (4,448)     (759)          --
    Transfers between sub-accounts
      (including
      fixed account), net..........  (10,086)      475   (20,410)    126,599   (34,218)   (2,565)      70,359
    Other transfers from (to) the
      General Account..............      546    (7,437)     (832)       (233)   23,270    (1,965)          --
    Net increase (decrease) in
      investment by
      Sponsor......................       --        --        --          --        --        --           --
                                    --------  --------  --------  ----------  --------  --------      -------
    Net increase (decrease) in net
      assets from
      policy transactions..........   60,298    19,776    11,729     523,494   234,225   210,527       70,359
                                    --------  --------  --------  ----------  --------  --------      -------
    Net increase (decrease) in net
      assets.......................   (3,098)   53,859    16,810     468,201   294,248   276,934            3

NET ASSETS:
  Beginning of year................  121,440    67,581    50,771     942,621   648,373   371,439           --
                                    --------  --------  --------  ----------  --------  --------      -------
  End of year...................... $118,342  $121,440  $ 67,581  $1,410,822  $942,621  $648,373      $     3
                                    ========  ========  ========  ==========  ========  ========      =======

                                                                       T. ROWE PRICE
                                     FIDELITY VIP II INDEX 500      INTERNATIONAL STOCK
                                      YEAR ENDED                         YEAR ENDED
                                     DECEMBER 31,    PERIOD             DECEMBER 31,
                                     ------------ FROM 5/4/99* ------------------------------
                                         2000     TO 12/31/99     2000      1999      1998
                                     ------------ ------------ ---------- --------- ---------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   340,604  $   (56,677) $    (263) $   (151) $  2,935
    Net realized gain (loss).......      325,657        1,274     20,310     8,873     1,826
    Net unrealized gain (loss).....   (5,728,597)   4,566,606   (217,558)  144,131    23,676
                                     -----------  -----------  ---------  --------  --------
    Net increase (decrease) in net
      assets from
      operations...................   (5,062,336)   4,511,203   (197,511)  152,853    28,437
                                     -----------  -----------  ---------  --------  --------
  FROM POLICY TRANSACTIONS:
    Net premiums...................      576,723   16,597,260    439,687   152,351   104,206
    Terminations...................       (7,406)          --    (13,931)   (4,759)   (2,000)
    Insurance and other charges....     (918,838)    (418,198)   (39,695)  (12,033)   (5,246)
    Transfers between sub-accounts
      (including
      fixed account), net..........      407,498   32,276,822   (176,408)   10,736   148,557
    Other transfers from (to) the
      General Account..............       13,168           45         45      (323)      360
    Net increase (decrease) in
      investment by
      Sponsor......................           --           --         --        --        --
                                     -----------  -----------  ---------  --------  --------
    Net increase (decrease) in net
      assets from
      policy transactions..........       71,145   48,455,929    209,698   145,972   245,877
                                     -----------  -----------  ---------  --------  --------
    Net increase (decrease) in net
      assets.......................   (4,991,191)  52,967,132     12,187   298,825   274,314
NET ASSETS:
  Beginning of year................   52,967,132           --    670,968   372,143    97,829
                                     -----------  -----------  ---------  --------  --------
  End of year......................  $47,975,941  $52,967,132  $ 683,155  $670,968  $372,143
                                     ===========  ===========  =========  ========  ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                       DGPF
                                     GROWTH &          DGPF            DGPF         DGPF GROWTH         DGPF
                                    INCOME(A)    CAPITAL RESERVES  CASH RESERVE   OPPORTUNITIES(A)  BALANCED(A)
                                      PERIOD          PERIOD          PERIOD           PERIOD          PERIOD
                                   FROM 4/5/00*    FROM 4/3/00*    FROM 4/28/00*    FROM 3/8/00*    FROM 3/8/00*
                                   TO 12/31/00     TO 12/31/00      TO 12/31/00     TO 12/31/00     TO 12/31/00
                                   ------------  ----------------  -------------  ----------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................    $   498           $  3          $   2,737        $   (75)         $   14
    Net realized gain (loss).....         99             --                 --             72              (1)
    Net unrealized gain (loss)...      5,206              3                 --         (2,673)             45
                                     -------           ----          ---------        -------          ------
    Net increase (decrease) in
      net assets from
      operations.................      5,803              6              2,737         (2,676)             58
                                     -------           ----          ---------        -------          ------

  FROM POLICY TRANSACTIONS:
    Net premiums.................     30,892            147            224,844         11,700           5,788
    Terminations.................         --             --                 --         (1,182)             --
    Insurance and other
      charges....................     (1,465)           (10)            (1,270)          (901)           (342)
    Transfers between
      sub-accounts (including
      fixed account), net........     14,525             --           (226,104)        11,416              --
    Other transfers from (to) the
      General Account............        (20)             1                 --            (36)            (24)
    Net increase (decrease) in
      investment by
      Sponsor....................         --             --                 --             --              --
                                     -------           ----          ---------        -------          ------
    Net increase (decrease) in
      net assets from
      policy transactions........     43,932            138             (2,530)        20,997           5,422
                                     -------           ----          ---------        -------          ------
    Net increase (decrease) in
      net assets.................     49,735            144                207         18,321           5,480

NET ASSETS:
  Beginning of year..............         --             --                 --             --              --
                                     -------           ----          ---------        -------          ------
  End of year....................    $49,735           $144          $     207        $18,321          $5,480
                                     =======           ====          =========        =======          ======

                                                   DGPF
                                           INTERNATIONAL EQUITY               DGPF
                                                YEAR ENDED               SMALL CAP VALUE
                                               DECEMBER 31,                  PERIOD
                                   ------------------------------------   FROM 3/8/00*
                                      2000         1999         1998       TO 12/31/00
                                   -----------  -----------  ----------  ---------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................  $   816,645  $   133,115  $   (5,197)      $ --
    Net realized gain (loss).....      796,229       34,290       7,893         --
    Net unrealized gain (loss)...   (1,589,074)   2,827,542     442,761         72
                                   -----------  -----------  ----------       ----
    Net increase (decrease) in
      net assets from
      operations.................       23,800    2,994,947     445,457         72
                                   -----------  -----------  ----------       ----
  FROM POLICY TRANSACTIONS:
    Net premiums.................       78,802   33,755,687   3,720,116        713
    Terminations.................       (8,932)      (3,114)       (370)        --
    Insurance and other
      charges....................   (1,281,589)    (501,577)   (204,104)       (45)
    Transfers between
      sub-accounts (including
      fixed account), net........      (76,622)      (1,808)  4,507,084         --
    Other transfers from (to) the
      General Account............          (36)        (354)        244          1
    Net increase (decrease) in
      investment by
      Sponsor....................           --           --          --         --
                                   -----------  -----------  ----------       ----
    Net increase (decrease) in
      net assets from
      policy transactions........   (1,288,377)  33,248,834   8,022,970        669
                                   -----------  -----------  ----------       ----
    Net increase (decrease) in
      net assets.................   (1,264,577)  36,243,781   8,468,427        741
NET ASSETS:
  Beginning of year..............   44,794,841    8,551,060      82,633         --
                                   -----------  -----------  ----------       ----
  End of year....................  $43,530,264  $44,794,841  $8,551,060       $741
                                   ===========  ===========  ==========       ====

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                                  DGPF
                                                                  DGPF                            DGPF           SOCIAL
                                               DGPF TREND   STRATEGIC INCOME   DGPF DEVON   EMERGING MARKETS   AWARENESS
                                                 PERIOD          PERIOD          PERIOD          PERIOD          PERIOD
                                              FROM 3/8/00*    FROM 6/8/00*    FROM 6/8/00*    FROM 3/8/00*    FROM 4/3/00*
                                              TO 12/31/00     TO 12/31/00     TO 12/31/00     TO 12/31/00     TO 12/31/00
                                              ------------  ----------------  ------------  ----------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............    $  (117)          $ --          $   (76)         $    1          $   (6)
    Net realized gain (loss)................       (131)            --               (7)             (6)             (5)
    Net unrealized gain (loss)..............     (9,934)             2           (2,888)            (53)           (593)
                                                -------           ----          -------          ------          ------
    Net increase (decrease) in net assets
      from
      operations............................    (10,182)             2           (2,971)            (58)           (604)
                                                -------           ----          -------          ------          ------

  FROM POLICY TRANSACTIONS:
    Net premiums............................     23,068            115           10,560           1,889           5,194
    Terminations............................     (1,162)            --               --            (718)             --
    Insurance and other charges.............     (1,530)            (5)            (552)           (252)           (178)
    Transfers between sub-accounts
      (including
      fixed account), net...................     34,085             --           17,125              --              --
    Other transfers from (to) the General
      Account...............................        185             (1)              (9)             (2)             70
    Net increase (decrease) in investment by
      Sponsor...............................         --             --               --              --              --
                                                -------           ----          -------          ------          ------
    Net increase (decrease) in net assets
      from
      policy transactions...................     54,646            109           27,124             917           5,086
                                                -------           ----          -------          ------          ------
    Net increase (decrease) in net assets...     44,464            111           24,153             859           4,482

NET ASSETS:
  Beginning of year.........................         --             --               --              --              --
                                                -------           ----          -------          ------          ------
  End of year...............................    $44,464           $111          $24,153          $  859          $4,482
                                                =======           ====          =======          ======          ======


                                                                  DGPF            DGPF
                                               DGPF REIT    SELECT GROWTH(A)  U.S. GROWTH
                                                 PERIOD          PERIOD          PERIOD
                                              FROM 7/6/00*    FROM 3/8/00*    FROM 4/3/00*
                                              TO 12/31/00     TO 12/31/00     TO 12/31/00
                                              ------------  ----------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............      $ --          $   (202)        $   (7)
    Net realized gain (loss)................        --               (24)             8
    Net unrealized gain (loss)..............         7           (19,661)          (661)
                                                  ----          --------         ------
    Net increase (decrease) in net assets
      from
      operations............................         7           (19,887)          (660)
                                                  ----          --------         ------
  FROM POLICY TRANSACTIONS:
    Net premiums............................       180            54,051          8,690
    Terminations............................        --            (1,167)            --
    Insurance and other charges.............       (71)           (2,954)          (911)
    Transfers between sub-accounts
      (including
      fixed account), net...................        --            33,804           (280)
    Other transfers from (to) the General
      Account...............................        --               (38)           146
    Net increase (decrease) in investment by
      Sponsor...............................        --                --             --
                                                  ----          --------         ------
    Net increase (decrease) in net assets
      from
      policy transactions...................       109            83,696          7,645
                                                  ----          --------         ------
    Net increase (decrease) in net assets...       116            63,809          6,985
NET ASSETS:
  Beginning of year.........................        --                --             --
                                                  ----          --------         ------
  End of year...............................      $116          $ 63,809         $6,985
                                                  ====          ========         ======

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       INVESCO                      INVESCO
                                                  VIF EQUITY INCOME            VIF TOTAL RETURN
                                                      YEAR ENDED                  YEAR ENDED
                                                     DECEMBER 31,                DECEMBER 31,
                                              --------------------------  ---------------------------
                                                2000     1999     1998      2000      1999     1998
                                              --------  -------  -------  --------  --------  -------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $    (12) $    84  $   112  $    (10) $    493  $ 1,019
    Net realized gain (loss)................     2,111      289      712       938     4,115    1,878
    Net unrealized gain (loss)..............    (1,870)     947      312    (1,536)   (5,835)   2,122
                                              --------  -------  -------  --------  --------  -------
    Net increase (decrease) in net assets
      from
      operations............................       229    1,320    1,136      (608)   (1,227)   5,019
                                              --------  -------  -------  --------  --------  -------

  FROM POLICY TRANSACTIONS:
    Net premiums............................       326    2,113    6,284        --     1,559    7,489
    Terminations............................   (10,026)    (149)    (916)   (4,186)  (32,859)      (8)
    Insurance and other charges.............      (352)  (1,958)  (4,494)     (370)   (1,694)    (860)
    Transfers between sub-accounts
      (including
      fixed account), net...................      (730)      --       --   (22,601)       --       --
    Other transfers from (to) the General
      Account...............................        (2)      --        8        80        (1)      42
    Net increase (decrease) in investment by
      Sponsor...............................        --       --       --        --        --       --
                                              --------  -------  -------  --------  --------  -------
    Net increase (decrease) in net assets
      from
      policy transactions...................   (10,784)       6      882   (27,077)  (32,995)   6,663
                                              --------  -------  -------  --------  --------  -------
    Net increase (decrease) in net assets...   (10,555)   1,326    2,018   (27,685)  (34,222)  11,682

NET ASSETS:
  Beginning of year.........................    10,555    9,229    7,211    27,685    61,907   50,225
                                              --------  -------  -------  --------  --------  -------
  End of year...............................  $     --  $10,555  $ 9,229  $     --  $ 27,685  $61,907
                                              ========  =======  =======  ========  ========  =======


                                                        UIF FIXED INCOME(B)
                                                     YEAR ENDED                         UIF TECHNOLOGY
                                                    DECEMBER 31,            PERIOD          PERIOD
                                              ------------------------  FROM 2/17/98*   FROM 5/31/00*
                                                 2000         1999       TO 12/31/98     TO 12/31/00
                                              -----------  -----------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $ 1,799,991  $ 1,277,690   $   612,562       $   (458)
    Net realized gain (loss)................      (17,058)      (8,242)      265,086         (1,002)
    Net unrealized gain (loss)..............    1,379,103   (1,680,097)     (179,067)       (60,503)
                                              -----------  -----------   -----------       --------
    Net increase (decrease) in net assets
      from
      operations............................    3,162,036     (410,649)      698,581        (61,963)
                                              -----------  -----------   -----------       --------
  FROM POLICY TRANSACTIONS:
    Net premiums............................           --    7,703,567     9,708,358         89,526
    Terminations............................           --           --            --             --
    Insurance and other charges.............     (523,111)    (522,326)     (446,219)        (3,595)
    Transfers between sub-accounts
      (including
      fixed account), net...................           --    3,300,001     9,881,316        131,652
    Other transfers from (to) the General
      Account...............................          (11)          19          (185)           786
    Net increase (decrease) in investment by
      Sponsor...............................           --           --            --             --
                                              -----------  -----------   -----------       --------
    Net increase (decrease) in net assets
      from
      policy transactions...................     (523,122)  10,481,261    19,143,270        218,369
                                              -----------  -----------   -----------       --------
    Net increase (decrease) in net assets...    2,638,914   10,070,612    19,841,851        156,406
NET ASSETS:
  Beginning of year.........................   29,912,463   19,841,851            --             --
                                              -----------  -----------   -----------       --------
  End of year...............................  $32,551,377  $29,912,463   $19,841,851       $156,406
                                              ===========  ===========   ===========       ========

* Date of initial investment.

(b) Money manager changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                    ALGER AMERICAN  ALLIANCE GROWTH    ALLIANCE       TEMPLETON
                                                                        SMALL         AND INCOME      TECHNOLOGY    INTERNATIONAL
                                   AIM V.I. GROWTH  AIM V.I. VALUE  CAPITALIZATION      CLASS B         CLASS B      SECURITIES
                                       PERIOD           PERIOD          PERIOD          PERIOD          PERIOD         PERIOD
                                    FROM 6/14/00*   FROM 8/22/00*   FROM 6/14/00*    FROM 6/6/00*    FROM 6/14/00*  FROM 6/14/00*
                                     TO 12/31/00     TO 12/31/00     TO 12/31/00      TO 12/31/00     TO 12/31/00    TO 12/31/00
                                   ---------------  --------------  --------------  ---------------  -------------  -------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
     (loss)......................      $   (68)        $   (34)          $ --           $   (1)          $  --         $   (71)
    Net realized gain (loss).....          829           1,229             (3)              --              (1)             (8)
    Net unrealized gain (loss)...      (10,072)         (6,701)          (161)              45            (125)         (1,079)
                                       -------         -------           ----           ------           -----         -------
    Net increase (decrease) in
     net assets from
      operations.................       (9,311)         (5,506)          (164)              44            (126)         (1,158)
                                       -------         -------           ----           ------           -----         -------

  FROM POLICY TRANSACTIONS:
    Net premiums.................          940              --            795               --             525             403
    Terminations.................           --              --             --               --              --              --
    Insurance and other
     charges.....................         (134)           (113)           (27)             (24)            (12)           (130)
    Transfers between
     sub-accounts (including
      fixed account), net........       33,804          33,804             --            2,600              --          33,804
    Other transfers from (to) the
     General Account.............           --              --             (1)              --              --              --
    Net increase (decrease) in
     investment by
      Sponsor....................           --              --             --               --              --              --
                                       -------         -------           ----           ------           -----         -------
    Net increase (decrease) in
     net assets from
      policy transactions........       34,610          33,691            767            2,576             513          34,077
                                       -------         -------           ----           ------           -----         -------
    Net increase (decrease) in
     net assets..................       25,299          28,185            603            2,620             387          32,919

NET ASSETS:
  Beginning of year..............           --              --             --               --              --              --
                                       -------         -------           ----           ------           -----         -------
  End of year....................      $25,299         $28,185           $603           $2,620           $ 387         $32,919
                                       =======         =======           ====           ======           =====         =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Group VEL Account (Group VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company) established on May 1, 1995 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

    Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers fifty-six Sub-Accounts of which forty-five had investment activity during the year. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (AIT) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company; or of the Fidelity Variable Insurance Products Fund (Fidelity VIP) or the Fidelity Variable Insurance Products Fund II (Fidelity VIP II), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund (DGPF) managed by Delaware Management Company or Delaware International Advisers Ltd.; or of the INVESCO Variable Investment Funds, Inc. (INVESCO VIF) managed by INVESCO Funds Group, Inc.; or of The Universal Institutional Funds, Inc. (UIF) (formerly Morgan Stanley Universal Funds, Inc.) managed by Miller Anderson & Sherrerd, LLP; or of AIM Variable Insurance Funds (AVIF) managed by A I M Advisors, Inc.; or of The Alger American Fund (Alger) managed by Fred Alger Management, Inc.; or of Alliance Variable Products Series Fund (Alliance), managed by Alliance Capital Managment, L.P.; or of Deutsche Asset Management VIT Funds (Deutsche) managed by Bankers Trust Company; or of the Goldman Sachs Variable Insurance Trust (Goldman) managed by Goldman Sachs Asset Management; or of Franklin Templeton Variable Insurance Products Trust (FT VIP) managed by Templeton Investment Counsel, Inc.; or of J.P. Morgan Series Trust II (MSDW) managed by J.P. Morgan Investment Management Inc.; or of PIMCO Variable Insurance Trust (PIMCO) managed by Pacific Investment Management Co.; or of Warburg Pincus Trust (Warburg) managed by Credit Suisse Asset Management, LLC.. AIT, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO VIF, UIF, AVIF, Alger, Alliance, Deutsche, Goldman, FT VIP, MSDW, PIMCO and Warburg (the Funds) are open-end, management investment companies registered under the 1940 Act. INVESCO was available only to employees of INVESCO VIF and its affiliates, and is no longer available. UIF is available only to employees of Duke Energy Corporation and its affiliates.

    Effective May 1, 2000, AIT Investment Grade Income Fund was renamed Select Investment Grade Income Fund, AIT Growth Fund was renamed Core Equity Fund, DGPF Decatur Total Return was renamed DGPF Growth & Income Series, DGPF Delchester was renamed DGPF High Yield Series, DelCap was renamed DGPF Growth Opportunities, Delaware Balanced was renamed DGPF Balanced, and DGPF Aggressive Growth was renamed DGPF Select Growth.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    The following is a summary of significant accounting policies followed by VEL Account III in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:

                                                              PORTFOLIO INFORMATION
                                                       -----------------------------------
                                                                                 NET ASSET
                                                        NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                     SHARES        COST      PER SHARE
--------------------                                   -----------  -----------  ---------
Core Equity(a).......................................   1,698,552   $ 4,954,511   $ 2.688
Select Investment Grade Income(a)....................  41,015,093    44,341,109     1.086
Money Market.........................................   7,163,220     7,163,220     1.000
Equity Index.........................................   1,119,829     3,960,781     3.299
Government Bond......................................     873,637       888,068     1.051
Select Aggressive Growth.............................     727,662     2,025,287     2.117
Select Growth........................................   7,979,184    17,271,199     2.214
Select Growth and Income.............................   1,259,776     2,178,959     1.428
Select Value Opportunity.............................  14,620,550    24,219,485     1.958
Select International Equity..........................   3,476,139     5,280,186     1.782
Select Capital Appreciation..........................     477,077       958,494     2.122
Select Emerging Markets..............................      99,123       110,988     0.789
Select Strategic Growth..............................     152,223       152,351     0.683
Fidelity VIP High Income.............................     141,148     1,416,739     8.180
Fidelity VIP Equity-Income...........................      19,014       450,105    25.520
Fidelity VIP Growth..................................      66,003     3,179,237    43.650
Fidelity VIP Overseas................................       5,920       128,737    19.990
Fidelity VIP II Asset Manager........................      88,176     1,487,381    16.000
Fidelity VIP II Contrafund...........................          --             3    23.640
Fidelity VIP II Index 500............................     320,845    49,137,932   149.530
T. Rowe Price International Stock....................      45,332       729,786    15.070
DGPF Growth & Income(a) .............................       2,943        44,529    16.900
DGPF Capital Reserves................................          15           141     9.530
DGPF Cash Reserves...................................          21           207    10.000

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS (CONTINUED)

                                                              PORTFOLIO INFORMATION
                                                       -----------------------------------
                                                                                 NET ASSET
                                                        NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                     SHARES        COST      PER SHARE
--------------------                                   -----------  -----------  ---------
DGPF Growth Opportunities(a).........................         764   $    20,994   $23.990
DGPF Balanced(a) ....................................         359         5,435    15.250
DGPF International Equity............................   2,426,436    41,849,661    17.940
DGPF Small Cap Value.................................          42           669    17.650
DGPF Trend...........................................       1,492        54,398    29.800
DGPF Strategic Income................................          13           109     8.510
DGPF Devon...........................................       2,033        27,041    11.880
DGPF Emerging Markets................................         136           912     6.310
DGPF Social Awareness................................         303         5,075    14.790
DGPF REIT............................................          11           109    11.020
DGPF Select Growth(a) ...............................       5,859        83,470    10.890
DGPF U.S. Growth.....................................         689         7,646    10.140
UIF Fixed Income(b) .................................   3,097,181    33,031,438    10.510
UIF Technology.......................................      16,533       216,909     9.460
AIM V.I. Growth......................................       1,019        35,371    24.820
AIM V.I. Value.......................................       1,032        34,886    27.310
Alger American Small Capitalization..................          26           764    23.490
Alliance Growth and Income Class B...................         114         2,575    23.060
Alliance Technology Class B..........................          16           512    24.900
Templeton International Securities...................       1,763        33,998    18.670

(a) Name changed. See Note 1.

(b) Money manager changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by Rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a monthly charge of up to 0.90% per annum based on the average daily net asset value of each certificate (certificate value) in each Sub-Account for mortality and expense risks. This charge may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. During the first 10 policy years, the Company may charge up to 0.25% per annum of the certificate value in each Sub-Account for separate account administrative expenses. For the years ended December 31, 2000, 1999, and 1998, there were no separate account administrative expenses applicable to Group VEL.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Group VEL, and does not receive any compensation for sales of Group VEL policies. Commissions are paid to registered representatives of Allmerica Investments and to independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under
Section 817(h) of the Code. The Company believes that Group VEL satisfies the current requirements of the regulations, and it intends that Group VEL will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Group VEL during the year ended December 31, 2000 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
Core Equity(a)..............................................  $ 2,440,559  $ 1,530,075
Select Investment Grade Income(a)...........................   20,537,120    1,722,314
Money Market................................................   11,739,233   10,016,143
Equity Index................................................    3,312,582    1,317,728
Government Bond.............................................    1,184,211      326,530
Select Aggressive Growth....................................    2,101,918      804,725
Select Growth...............................................    6,158,390    1,998,913
Select Growth and Income....................................    2,170,038      290,632
Select Value Opportunity....................................    3,517,864    2,821,689
Select International Equity.................................    1,667,284    1,001,306
Select Capital Appreciation.................................      952,819      380,917
Select Emerging Markets.....................................      281,296      162,319
Select Strategic Growth.....................................      223,858       77,424
Fidelity VIP High Income....................................    1,887,246      652,925
Fidelity VIP Equity-Income..................................    1,142,521    1,086,706
Fidelity VIP Growth.........................................    2,898,025    1,271,903
Fidelity VIP Overseas.......................................      583,479      513,447
Fidelity VIP II Asset Manager...............................      987,893      366,322
Fidelity VIP II Contrafund..................................      915,370      845,011
Fidelity VIP II Index 500...................................    2,532,932    1,891,074
T. Rowe Price International Stock...........................      916,543      678,229

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (CONTINUED)

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
DGPF Growth & Income(a).....................................  $    47,015  $     2,585
DGPF Capital Reserves.......................................          149            8
DGPF Cash Reserves..........................................      227,355      227,148
DGPF Growth Opportunities(a)................................       22,363        1,427
DGPF Balanced(a)............................................        5,718          280
DGPF International Equity...................................    1,903,302    1,583,391
DGPF Small Cap Value........................................          679           10
DGPF Trend..................................................       56,199        1,662
DGPF Strategic Income.......................................          113            4
DGPF Devon..................................................       27,124           76
DGPF Emerging Markets.......................................        1,970        1,052
DGPF Social Awareness.......................................        5,214          134
DGPF REIT...................................................          152           43
DGPF Select Growth(a).......................................       84,703        1,206
DGPF U.S. Growth............................................        8,590          952
INVESCO VIF Equity Income...................................          676       11,472
INVESCO VIF Total Return Fund...............................          250       27,337
UIF Fixed Income(b).........................................    1,906,623      629,742
UIF Technology..............................................      226,662        8,727
AIM V.I. Growth.............................................       35,544          150
AIM V.I. Value..............................................       35,087          183
Alger American Small Capitalization.........................          788           21
Alliance Growth and Income Class B..........................        2,608           33
Alliance Technology Class B.................................          522            9
Templeton International Securities..........................       34,168          162
                                                              -----------  -----------
Total.......................................................  $72,784,755  $32,254,146
                                                              ===========  ===========

(a) Name changed. See Note 1.

(b) Money manager changed. See Note 1.

NOTE 7 -- ACCOUNTING PRONOUNCEMENTS

    In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet.
Cross-references for Prospectus to items required by Form N-8B-2.
The prospectus consisting of _____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

         1.   Actuarial Consent
         2.   Opinion of Counsel
         3.   Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

         (1) Certified copy of Resolutions of the Board of Directors of the Company of November 22, 1993 establishing the Group VEL Account was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

         (2)    Not Applicable.

         (3)    (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed in Post-Effective Amendment No. 9 of Registration Statement No. 33-82658/811-8704 on April 16, 1998, and is
                    incorporated by reference herein.

                (b) Registered Representatives/Agents Agreement was previously filed in Post-Effective Amendment No. 9 of Registration Statement No. 33-82658/811-8704 on April 16, 1998, and is
                    incorporated by reference herein.

                (c) Sales Agreements were previously filed in Post-Effective
                    Amendment No. 9 of Registration Statement No.
                    33-82658/811-8704 on April 16, 1998, and are incorporated by reference herein.

                (d) Commission Schedule was previously filed in Post-Effective
                    Amendment No. 9 of Registration Statement No.
                    33-82658/811-8704 on April 16, 1998, and is incorporated by reference herein.

                (e) General Agent's Agreement was previously filed in
                    Post-Effective Amendment No. 9 of Registration Statement No. 33-82658/811-8704 on April 16, 1998, and is incorporated by reference herein.

                (f) Career Agent Agreement was previously filed in
                    Post-Effective Amendment No. 9 of Registration Statement No. 33-82658/811-8704 on April 16, 1998, and is incorporated by reference herein.

         (4)    Not Applicable.

         (5) Form of Policy and Riders were previously filed on June 21, 2000 in Registrant's Initial Registration Statement of Group VEL Account (Registration Statement No. 333-39798/811-8704), and are incorporated by reference herein.

         (6) Articles of Incorporation and Bylaws, as amended, of the Company were previously filed in Post-Effective Amendment No. 1 on October 1, 1995, and are incorporated by reference herein.

         (7)    Not Applicable.

         (8)    (a) Amendment dated March 15, 2001 to the Allmerica Investment
                    Trust Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

                (b) Amendment dated October 1, 2000 to the Variable Insurance
                    Products Fund Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated be reference herein. Amendments dated March 29, 2000 and November 13, 1998 to the Variable Insurance Products Fund Participation Agreement were previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed in Post-Effective Amendment No. 9 of Registration Statement No. 33-82658/811-8704 on April 16, 1998, and is incorporated by reference herein.

                (c) Form of Amendment dated May 1, 2001, to the Variable
                    Insurance Products Fund II Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Amendments dated March 29, 2000 and November 13, 1998 to the Variable Insurance Products Fund II Participation Agreement were previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed in Post-Effective Amendment No. 9 of Registration Statement No. 33-82658/811-8704 on April 16, 1998, and is incorporated by reference herein.

                (d) Amendment to Schedule A dated December 14, 2000 to the T.
                    Rowe Price International Series, Inc. Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in Post-Effective Amendment No. 9 of Registration Statement No. 33-82658/811-8704 on April 16, 1998, and is incorporated by reference herein.

                (e) An Amendment to the Fidelity Services Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 3, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

                (f) Service Agreement with Rowe Price-Fleming International,
                    Inc. was previously filed in Post-Effective Amendment No. 9 of Registration Statement No. 33-82658/811-8704 on April 16, 1998, and is incorporated by reference herein.

                (g) Amendment to the Service Fee Agreement Letter with Morgan
                    Stanley Asset Management, Inc. was previously filed on April 26, 2000 in Post-Effective Amendment No. 13 of Registration Statement No. 33-82658/811-8704, and is incorporated by reference herein. Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc., was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (h) Amendment to the Participation Agreement with Morgan Stanley was previously filed on April 26, 2000 in Post-Effective Amendment No. 13 of Registration Statement No. 33-82658/811-8704, and is incorporated by reference herein. Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 9 of Registration Statement No. 33-82658/811-8704 on April 16, 1998, and is
                    incorporated by reference herein.

                (i) Participation Agreement between the Company and Goldman
                    Sachs Variable Insurance Trust dated November 1, 2000 is filed herewith. Form of Participation Agreement with Goldman Sachs Variable Insurance Trust was previously filed in Pre-Effective Amendment No. 1 on September 19, 2000, and is incorporated by reference herein.

                (j) Participation Agreement between the Company and J.P. Morgan
                    Series Trust II dated October 1, 2000 is filed herewith. Form of Participation Agreement with J.P. Morgan Series Trust II was previously filed in Pre-Effective Amendment No. 1 on September 19, 2000, and is incorporated by reference herein.

                (k) Participation Agreement between the Company and PIMCO
                    Variable Insurance Trust dated August 17, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 14 of Registration No. 33-82658/811-8704, and is incorporated by reference herein. Form of Participation Agreement with PIMCO Variable Insurance Trust was previously filed in Pre-Effective Amendment No. 1 on September 19, 2000, and is incorporated by reference herein.

                (l) Participation Agreement between the Company and Deutsche
                    Asset Management VIT Funds Trust (formerly BT Insurance Funds Trust) dated March 7, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein.

         (9)    Directors' Power of Attorney is filed herewith.

         (10) Application was previously filed in Pre-Effective Amendment No. 1 on September 19, 2000, and is incorporated by reference herein.

     2.   Policy and Policy riders are as set forth in Item 1(5) above.

     3.   Opinion of Counsel is filed herewith.

     4.   Not Applicable.

     5.   Not Applicable.

     6.   Actuarial Consent is filed herewith.

     7. Procedures Memorandum was previously filed on June 21, 2000 in Registrant's Initial Registration Statement of Group VEL Account (Registration Statement No. 333-39798/811-8704), and is incorporated by reference herein.

     8.   Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 1 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 2001.

                              GROUP VEL ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                           By: /s/ Charles F. Cronin
                               ---------------------
                          Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                Title                                                         Date
----------                                -----                                                         ----
/s/ Warren E. Barnes                      Vice President and Corporate Controller                       April 2, 2001
------------------------------------
Warren E. Barnes

Edward J. Parry III*                      Director, Vice President and Chief Financial Officer
------------------------------------

Richard M. Reilly*                        Director, President and Chief Executive Officer
------------------------------------

John F. O'Brien*                          Director and Chairman of the Board
------------------------------------

Bruce C. Anderson*                        Director and Vice President
------------------------------------

Mark R. Colborn*                          Director and Vice President
------------------------------------

John P. Kavanaugh*                        Director, Vice President and Chief Investment Officer
------------------------------------

J. Kendall Huber*                         Director, Vice President and General Counsel
------------------------------------

Robert P. Restrepo, Jr.*                  Director
------------------------------------

Eric A. Simonsen*                         Director and Vice President
------------------------------------

Gregory D. Tranter*                       Director and Vice President
------------------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated September 18, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-39798/811-8704)

                             FORM S-6 EXHIBIT TABLE

Exhibit 1(8)(i) Participation Agreement dated November 1, 2000 between the Company and Goldman Sachs Variable Insurance Trust

Exhibit 1(8)(j)     Participation Agreement dated October 1, 2000 between the
                    Company and J.P. Morgan Series Trust II

Exhibit 1(9)        Directors' Power of Attorney

Exhibit 3           Opinion of Counsel

Exhibit 6           Actuarial Consent

Exhibit 8           Consent of Independent Accountants